SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a party other than the Registrant |   |

Check the appropriate box:
|     | Preliminary proxy statement
| X | Definitive proxy statement
|     | Definitive additional materials
|     | Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

FILENET CORPORATION

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(Name of Registrant as Specified in its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

| X | No fee required.

|     | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
           (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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|     |      Fee paid previously with preliminary materials:

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|      |     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

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(2)     Form, Schedule or Registration Statement No.:

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(3)     Filing party:

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(4)     Date filed:

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 16, 2001

The 2001 Annual Meeting of Stockholders of FileNET Corporation (the "Company") will be held at 9:00 a.m. Pacific time, on May 16, 2001, at The Mondavi Center, 1570 Scenic Avenue, Costa Mesa, California 92626, for the following purposes:

1.         To elect six directors for the ensuing year or until the election and qualification of their respective successors;

2.         To approve an amendment to the Company's 1995 Stock Option Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 1,400,000 shares;

3.         To approve an amendment to the Company's 1998 Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 300,000 shares;

4.         To ratify the appointment of Deloitte and Touche LLP as the independent accountants of the Company for its year ending December 31, 2001; and

5.         To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on March 22, 2001, the record date, will be entitled to notice of, and to vote at, the 2001 Annual Meeting and any postponement or adjournment thereof.

                                                                                By Order of the Board of Directors,

                                                                                /s/  Sam M. Auriemma
Costa Mesa, California                                                          Sam M. Auriemma
April 11, 2001                                                                  Secretary

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. YOU MAY VOTE YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. PLEASE REFER TO PAGE 2 OF THE FOLLOWING PROXY STATEMENT AND THE ENCLOSED VOTING FORM FOR INSTRUCTIONS. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE ANNUAL MEETING.

3565 Harbor Boulevard Costa Mesa, California 92626 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

MAY 16, 2001

PROXY STATEMENT

SOLICITATION OF PROXIES

         The accompanying proxy is solicited on behalf of the Board of Directors of FileNET Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at The Mondavi Center, 1570 Scenic Avenue, Costa Mesa, California 92626, on May 16, 2001 at 9:00 a.m. Pacific time, and at any and all adjournments or postponements thereof (the "Annual Meeting").

         All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted FOR (i) the election of the six nominees for election to the Board of Directors listed in the proxy; (ii) the approval of an amendment to the Company's 1995 Stock Option Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 1,400,000 shares; (iii) the approval of an amendment to the Company's 1998 Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 300,000 shares; and (iv) the ratification of the appointment of Deloitte and Touche LLP as the independent accountants of the Company for its year ending December 31, 2001.

         Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the meeting and voting in person by the person who executed the proxy. Attendance at the meeting will not, by itself, revoke a proxy.

         This proxy statement is being mailed to the Company's stockholders on or about April 11, 2001. The total cost of this solicitation will be borne by the Company. In addition to use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally by telephone or oral communication.

         In addition, the Company has retained Corporate Investor Communications, Inc. to assist it in solicitation of proxies. The Company has agreed to pay Corporate Investor Communications, Inc. approximately $8,000 plus reimbursement of certain expenses.

OUTSTANDING SHARES AND VOTING RIGHTS

Voting

         Only holders of record of the approximately 35,141,212 shares of the Company's Common Stock outstanding at the close of business on the record date, March 22, 2001, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On each matter to be considered at the Annual Meeting, each stockholder will be entitled to cast one vote for each share of the Company's Common Stock held of record by such stockholder on March 22, 2001.

         In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares of the Common Stock of the Company entitled to vote at the Annual Meeting must be present or represented at the Annual Meeting. Pursuant to Delaware law, directors are elected by a plurality vote. The other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on each matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors, and will be counted as present for purposes of determining the existence of a quorum regarding the item on which the abstention is noted and will also be counted for purposes of determining whether stockholder approval of that item has been obtained. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld, with respect to any matter, those non-voted shares will not be deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained, but the shares will be counted for quorum purposes.

Voting Electronically via the Internet or Telephone

         Stockholders whose shares are registered directly with EquiServe may vote either via the Internet or by calling EquiServe. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

         If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper Proxy in the self-addressed postage paid envelope provided.

2

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth as of March 22, 2001 the number and percentage of the outstanding shares of the Common Stock of the Company which, according to the information supplied to the Company, are beneficially owned by (i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each person who is currently a director of the Company or is a nominee for election as a director of the Company, (iii) each named executive officer in the Summary Compensation Table that appears below and (iv) all current directors and executive officers of the Company as a group. Except to the extent indicated in the footnotes to the following table, the person or entity listed has sole voting or dispositive power with respect to the shares that are deemed beneficially owned by such person or entity, subject to community property laws, where applicable.

                                                           Total Outstanding Common          Percent of Shares of
                                                           Stock Beneficially Owned(2)        Common Stock Beneficially
Name and Address(1)                                                                                Owned(2)
------------------------------------------------------    ----------------------------    ---------------------------

Directors and 5% Holders:

FMR Corp.
82 Devonshire Street
Boston, MA 02109(3)....................................                  4,395,950                        12.51%

Lee D. Roberts(4)......................................                    312,857                             *

Theodore J. Smith(5)...................................                    113,500                             *

John C. Savage(6)......................................                     72,224                             *

William P. Lyons(7)....................................                     47,250                             *

L. George Klaus(8).....................................                     16,500                             *

Roger S. Siboni(9).....................................                      5,250                             *

Named Executive Officers:

Ron L. Ercanbrack(10)..................................                     41,250                             *

David D. Despard(11)...................................                     40,002                             *

Michael J. Wallrich(12)................................                     33,518                             *

Antoine Granatino(13)..................................                     16,550                             *

All executive officers and directors as a group (19
persons)(14)...........................................                    930,705                         2.58%

 *        Represents less than 1%.

(1)       The  address of each  individual  named is 3565 Harbor  Boulevard,  Costa Mesa,  California  92626,  unless otherwise indicated.

(2)       Based on  35,141,212  shares of Common  Stock  outstanding  as of March 22,  2001,  shares of Common  Stock subject  to  options which  are currently exercisable or which will become exercisable within 60 days after
          March 22, 2001 are deemed to be  beneficially

                                                                3

          owned by the person  holding such options for the purpose of computing the  percentage of ownership of such person but are not treated as outstanding  for the purpose of computing the percentage of any other person.
          Other than as described in the preceding  sentence,  shares  issuable upon exercise of outstanding  options are not deemed to be  outstanding  for  purposes of this  calculation.  Similarly,  shares of common  stock which will be acquired  within 60 days after  March 22,  2001  pursuant  to the  Company's  Employee  Stock
          Purchase Plan are deemed  outstanding  for computing the percentage of the person  holding such  securities but are not outstanding for computing the percentage of any other person or entity.

(3)       Pursuant to a Schedule 13G filed with the SEC on February 13, 2001,  FMR Corp. has sole  dispositive  power of 4,395,950 shares, but holds sole voting power over only 437,060 shares.

(4)       Consists of 312,857 shares  issuable upon exercise of options which are currently exercisable or which will become  exercisable within 60 days after March 22, 2001.  Includes 66,838 shares which have been awarded to
          Mr. Roberts'  former  spouse  pursuant  to  a  domestic relations order.   Mr. Roberts disclaims beneficial
          ownership of such 66,838 shares.

(5)       Consists of (i) 10,000 shares held by the Theodore J. Smith Family Trust as to which shares  Mr. Smith,  as co-trustee  for this trust,  has voting and  dispositive  power,  and (ii)  103,500  shares  issuable  upon exercise of options which are currently exercisable or which will become  exercisable  within 60 days after
          March 22, 2001.

(6)       Includes  63,660 shares  issuable upon  exercise of options which are currently  exercisable  or which will become exercisable within 60 days after March 22, 2001.

(7)       Consists of (i) 2,000 shares held by the William P. Lyons Family  Trust as to which  shares  Mr. Lyons,  as co-trustee for this trust,  has shared voting and dispositive  power,  and (ii) 45,250 shares issuable upon exercise of options which are currently  exercisable or which will become  exercisable within 60 days after
          March 22, 2001.

(8)       Consists of 16,500 shares  issuable upon exercise of options which are currently exercisable  or which will become exercisable within 60 days after March 22, 2001.

(9)       Consists of 5,250 shares  issuable upon exercise of options which are currently  exercisable  or which will become exercisable within 60 days after March 22, 2001.

(10)      Consists of 41,250 shares  issuable upon exercise of options which are currently exercisable  or which will become exercisable within 60 days after March 22, 2001.

(11)      Consists of 40,002 shares  issuable upon exercise of options which are currently exercisable  or which will become exercisable within 60 days after March 22, 2001.

(12)      Includes  33,012 shares  issuable upon  exercise of options which are  currently exercisable  or which will become exercisable within 60 days after March 22, 2001.

(13)      Consists of 16,550 shares  issuable upon exercise of options which are currently exercisable  or which will become exercisable within 60 days after March 22, 2001.

(14)      Includes  shares  held by the  Theodore  J. Smith  Family  Trust and  William P.  Lyons  Family  Trust (see
          footnotes 5 and 7). Also includes an aggregate of 889,403  shares  issuable  upon exercise of options which are  currently  exercisable  or which will  become  exercisable  within 60 days after March 22, 2001 and an aggregate  of 3,200  shares  which will be acquired  within  60 days after  March 22, 2001  pursuant to the
          Company's Employee Stock Purchase Plan.
4

EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth, as of March 22, 2001, the executive officers of the Company who were subject to the reporting requirements of Section 16 of the Securities and Exchange Act of 1934, as amended:

Name                            Age        Position

Lee D. Roberts                   48        Chairman  of the  Board  of the  Company  since  December  2000  and  Chief
                                           Executive  Officer since April 1998.  Mr. Roberts  served as President from
                                           May 1997 to October 2000 and as Chief Operating Officer from May 1997 until
                                           April 1998.  Mr. Roberts has also served as a director of the Company since
                                           May 1998.   Prior to  joining  the  Company  in May 1997,  Mr. Roberts  was employed by International  Business  Machines  Corporation ("IBM") for over
                                           20 years, serving  most  recently as General  Manager  and Vice  President,
                                           Worldwide  Marketing  and  Sales  for the Networking  Division of IBM.  Mr.
                                           Roberts also currently serves on the Board of Directors of Onyx Software.

Sam M. Auriemma                  48        Senior  Vice  President,  Chief  Financial  Officer  and  Secretary  of the
                                           Company since  September  2000.  Before joining the Company,  Mr.  Auriemma served as the  Executive  Vice  President  and Chief  Financial  Officer of
                                           Wonderware  Corporation,  which specializes in providing software solutions for industrial and process automation applications,  between April 1996 and
                                           September 2000.

Martyn D. Christian              39        Senior Vice President,  Worldwide  Corporate Marketing of the Company since
                                           August 2000.  From November 1998 to August 2000,  Mr.  Christian  served as the  Company's  Vice  President of Solutions  Sales and  Marketing and from
                                           September  1996 to  November  1998 he served as Vice  President,  Marketing
                                           Programs.  From March 1991 to September  1996,  he served in various  sales and marketing positions with the Company.

David D. Despard                 45        Senior  Vice  President,  Worldwide  Professional  Services  of the Company
                                           since July 1998.  Prior to joining the Company,  Mr. Despard  served as the
                                           Vice President, Customer Services of Wall Data, Inc. from 1995.
Frederick P. Dillon              51        Vice  President,  Worldwide  Sales  Operations of the Company since January
                                           1999.  From December  1997 to January 1999,  Mr. Dillon served as Director,
                                           Worldwide  Sales  Operations  and from  January  1993 to  December 1997  he served as Director, Sales Operations.

Karl J. Doyle                    36        Vice  President,  Business  Development  of the Company  since August 2000.
                                           From  October  1998 to August  2000,  Mr.  Doyle  served  as the  Company's
                                           Director  of  Corporate  Strategy.  From March 1992 to  October  1998,  Mr.
                                           Doyle was employed in sales and marketing with the Company.

Ron L. Ercanbrack                46        President  since  October  2000.  Mr.  Ercanbrack  also served as Executive
                                           Vice  President,  Worldwide  Sales and  Marketing of the Company from April
                                           1999 until October 2000. Mr.  Ercanbrack  served as Senior Vice  President,
                                           Worldwide  Sales from  October  1997 until  April  1999.  From June 1997 to
                                           October   1997,   Mr. Ercanbrack   served   as   Senior   Vice   President,
                                           International.  Prior to joining the  Company in June 1997,  Mr. Ercanbrack was  employed  by IBM for over 19  years,  serving  most  recently  as Vice
                                           President,  Worldwide  Sales,  Channel and OEM for the Networking  Hardware
                                           Division of IBM.

                                                                5

Antoine Granatino                57        Senior  Vice  President,  International  Operations  of the  Company  since
                                           August 1999.  Prior to joining the Company,  Mr. Granatino  was employed by
                                           IBM for 29 years,  serving most recently as the Vice  President,  Mid Range
                                           Server Sales for Europe, Middle East and Africa.

Michael W. Harris                39        Senior Vice  President,  Products and Strategy of the Company  since August
                                           2000.  From April 1999 to August 2000,  Mr.  Harris served as the Company's
                                           Vice President,  Product Marketing, and from December 1997 to April 1999 he was the  Company's  Director,  Product  Marketing.  From March 1995 through
                                           December 1997, Mr. Harris held several executive  management positions with
                                           Stac  Software,  Inc.,  a provider  of storage and  communication  software utilities.  Mr.  Harris  joined  Stac as a  result  of the  acquisition  of
                                           Rememory  Corporation,  a  storage  management  software  company  which he founded in 1993.  Mr.  Harris was also the  President  and Chief  Executive
                                           Officer of Rememory Corporation.

William J. Kreidler              56        Senior Vice  President,  Worldwide  Support and  Operations  of the Company
                                           since July 1997.  From  August  1992 to July 1997,  Mr. Kreidler  served as
                                           Vice President,  Operations of the Company.  From 1993 to July 1998, he was
                                           also responsible for Professional Services.
Audrey N. Schaeffer              56        Vice  President,  Human  Resources  of the Company  since  January 1993 and
                                           Assistant Secretary since April 1988.

Michael J. Wallrich              49        Senior Vice  President,  The Americas of the Company since  September 1999.
                                           From  January  1996  to  September  1999,   Mr. Wallrich   served  as  Vice
                                           President,  Sales, Eastern Region and previously served as District Manager for the Midwest area since joining the Company in 1991.

Daniel S. Whelan                 43        Vice  President  and  Chief   Technology   Officer  of  the  Company  since
                                           May 2000.  From January 1994 to May 2000,  Mr.  Whelan served as a Computer
                                           Scientist  and  Section  Manager  in  the  Company's  Product   Development
                                           department.

Franz X. Zihlmann                54        Senior  Vice  President  of  Software  Development  of  the  Company  since
                                           January 2000.  From September  1996 to January 2000,  Mr.  Zihlmann was the
                                           Company's  Vice President of Product  Development  and from January 1991 to
                                           September 1996 Mr. Zihlmann was the Vice President, Engineering Systems.
6

EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding the annual and long-term compensation earned for services rendered in all capacities to the Company for the year ended December 31, 2000 (designated as the 2000 year below), the year ended December 31, 1999 (designated as the 1999 year below) and the year ended December 31, 1998 (designated as the 1998 year below), respectively, by the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company whose annual salary and bonuses exceeded $100,000 for the year ended December 31, 2000 (collectively, the "Named Executive Officers").

Summary Compensation Table

                                                                                             Long-Term
                                                                                           Compensation
                                                       Annual Compensation                    Awards
--------------------------------------------------------------------------------------------------------------------------
                                                                                               Stock      All Other
                                                                       Other Annual           Option        Compen-
Name and Principal Position             Year     Salary(1)      Bonus  Compensation(2)      (Shares)         sation(3)
-------------------------------------------------------------------------------------------------------------------------
Lee D. Roberts                          2000     $450,000    $529,200          --             80,000         $4,876
                                        1999      419,613     200,000          --                 --          4,228
   Chief Executive Officer, Chairman    1998      373,750          --          --            150,000          3,660
   of the Board and Director

Ron L. Ercanbrack                       2000      346,846     346,769          --            240,000          3,173
   President                            1999      336,780     150,000          --             25,000          3,114
                                        1998      259,457          --       $93,514(4)        40,000          2,673

Antoine Granatino(5)                    2000      289,447     283,941          --                 --             --
   Senior Vice President,               1999      110,047      55,188          --             80,000             --
   International  Operations            1998           --          --          --                 --             --

David D. Despard(6)                     2000      270,500     254,800          --             35,000          4,460
   Senior Vice President Worldwide      1999      247,394     112,500          --             25,000          4,369
   Professional Services                1998      103,846      80,000          --            200,000            582

Michael J. Wallrich                     2000      256,451     218,152          --                 --          3,193
   Senior Vice President,               1999      335,836     167,197          --             40,000          1,133
   The Americas                         1998      147,768     176,980          --             15,000          1,041

------------------

  (1)     Includes  amounts  deferred under (a) the Company's  Employee  Savings and Investment Plan, a tax-qualified plan under Section 401(k) of the Internal Revenue Code, and (b) the Company's Deferred Compensation Plan.

  (2)     Does not include  perquisites and other personal  benefits,  securities or property if the aggregate amount of such  compensation is the lesser of either $50,000 or 10% of the total of the Named Executive  Officer's annual salary and bonus.

  (3)     Consists  of for 2000 (a) the  following  premiums  paid by the  Company  on  certain  term-life  insurance policies  maintained for the Named  Executive  Officers under which such  individuals  designate  their own beneficiaries:  $4,876, $1,073, $2,360 and $1,093 for Messrs.  Roberts,  Ercanbrack,  Despard and Wallrich,
          respectively,  and (b) a  contribution  of $2,100 by the  Company on behalf of each of Messrs.  Ercanbrack,
          Despard and Wallrich to the Company's Section 401(k) Plan which matches a portion of each such individual's contributions  to the same plan.  Consists of for 1999 (a) the  following  premiums  paid by the Company on certain  term-life  insurance  policies  maintained  for the Named  Executive  Officers  under  which  such

                                                                7

          individuals  designate their own  beneficiaries:  $4,228,  $1,114,  $2,369 and $1,133 for Messrs.  Roberts,
          Ercanbrack,  Despard and Wallrich,  respectively, and (b) a contribution of $2,000 by the Company on behalf of each of Messrs.  Ercanbrack and Despard,  made by the Company to the Section 401(k) Plan which matches a portion  of each such  officer's  contributions  to the same plan.  Consists  of for 1998 (a)  premiums  of
          $3,660,  $1,073 and $1,041 paid by the  Company on certain  term-life  insurance  policies  maintained  for
          Messrs. Roberts,  Ercanbrack and Wallrich,  respectively,  under which such individuals designate their own beneficiaries,  and (b) a $1,600 contribution on behalf of Mr. Ercanbrack and a $582 contribution on behalf of  Mr. Despard,  made by the  Company to the  Section  401(k)  Plan  which  matches a portion of each such officer's contributions to the same plan.

  (4)     Consists of (a) $57,514 in reimbursed  relocation expenses plus the tax gross-up for the portion includable as taxable income, and (b) a housing allowance in the amount of $36,000 paid to Mr. Ercanbrack.

  (5)     Mr. Granatino joined the Company and was first appointed an executive officer in August 1999.

  (6)     Mr. Despard joined the Company and was first appointed an executive officer in July 1998.

Option Grants in Last Fiscal Year

         The following table provides information on option grants made in the year 2000 to the Named Executive Officers. No stock appreciation rights were granted during such year to the Named Executive Officers.

                                                                                       Potential Realizable Value
                                                                                       at Assumed Annual Rates of
                                                                                      Stock Price Appreciation for
                                      Individual Grants                                    Option Term(1)
-----------------------------------------------------------------------------------------------------------------------
                                 Number of    % of Total
                                 Securities     Options
                                 Underlying   Granted to
                                  Options      Employees    Exercise
                                  Granted      in Fiscal      Price     Expiration
Name                               (#)(2)        Year        ($/Sh)        Date            5%             10%
-----------------------------------------------------------------------------------------------------------------------
Lee D. Roberts..............       80,000         3.7%       $23.94      01/04/10      $1,204,459     $3,052,336
Ron L. Ercanbrack...........       40,000         1.8         23.94      01/04/10         602,229      1,526,168
                                  100,000         4.7         35.16      02/23/10       2,211,194      5,603,598
                                  100,000         4.7         17.63      10/10/10       1,108,741      2,809,768
Antoine Granatino...........           --          --            --        --                  --             --
David D. Despard............       35,000         1.6         23.94      01/04/10         526,951      1,335,397
Michael J. Wallrich.........           --          --            --        --                  --             --
_________
(1)      The assumed 5% and 10% annual rates of stock price  appreciation are for illustrative  purposes only. Actual stock  prices  will  vary  from  time to  time  based  upon  market  factors  and  the  Company's  financial performance.  No  assurance  can be given that such rates will be  achieved.  Unless the market price of the
         Common Stock  appreciates over the option term, no value will be realized from the option grants made to the
         Named Executive Officers.

                                                                8

(2)      Each  option  was  granted  under  the  Company's  1995 Stock  Option Plan and will become exercisable as to twenty-five percent (25%) of the option shares after twelve (12) months of service with the Company from the grant  date  and  the  balance  of  the  shares are  exercisable in thirty-six (36) successive equal monthly installments  upon  completion  of each  additional  month  of service thereafter.  Each option will  become immediately  exercisable  for  all the option shares in the event the Company is acquired by merger or asset
         sale,  unless the option  is to be  assumed  by the successor entity.   Should  the option be assumed in the
         acquisition,  then that option will subsequently become exercisable for all the option shares in  the  event the  optionee's employment  is terminated  (whether involuntarily or through a forced resignation) within 12 months after the acquisition. The option will also accelerate in full in the event the optionee's employment is terminated  within 12 months  after a change  of control of the Company (whether by tender offer for more than 50% of the Company's outstanding voting securities or a change in the composition of the Board effected through one or more contested elections for Board membership).  Each option has a maximum term of ten years, subject to earlier termination following the optionee's termination of employment.

Aggregated Option Exercises in Last Fiscal Year and Year End Option Value

         The following table sets forth certain information with respect to the Named Executive Officers concerning their exercise of options during 2000 and the unexercised options held by them at the close of such year. No stock appreciation rights were held or exercised by the Named Executive Officers at any time during 2000.

                                                                 Number of Unexercised        Value of Unexercised
                                                                   Options at Fiscal              In-the-Money
                                                                        Year End                   Options at
                                                                   (Number of Shares)          Fiscal Year End(1)
                                                            ----------------------------------------------------------
                                 Shares
                                Acquired          Value
            Name             on Exercise (#) Realized ($)(2)   Exercisable/Unexercisable   Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------------------
Lee D. Roberts............       173,643       $4,167,663          271,357/320,000         $5,001,580/$4,389,050
Ron L. Ercanbrack.........       105,000        2,035,030           76,250/338,750          1,464,856/ 3,081,869
Antoine Granatino.........            --               --           20,000/ 60,000            357,600/ 1,072,800
David D. Despard..........        68,748        1,345,743           37,502/153,750            117,354/ 1,213,238
Michael J. Wallrich.......        14,430          314,526           28,846/ 43,124            478,818/   679,944

-----------

(1)      Calculated on the basis of the average of the high and low selling  prices of the Company's  Common Stock on
         December 29, 2000  ($27.94),  the last  trading  day in  2000,  minus  the  exercise  price  of the  option, multiplied by the number of shares subject to the option.
(2)      The excess of the fair market value of the purchased  shares on the date of exercise over the exercise price paid for such shares.

Compensation Committee Report on Executive Compensation

         It is the duty of the Compensation Committee of the Company to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the authority to make discretionary option grants to the Company's executive officers under the Company's 1995 Stock Option Plan.

         The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's

9

success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

         General Compensation Policy. The Compensation Committee's policy is to provide the Company's executive officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance, and which are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of annual financial performance goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an officer's level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon the Company's financial performance and stock price appreciation.

         The Company has, at such times in the past as it deemed necessary, retained the services of an independent compensation consulting firm to advise the Compensation Committee as to how the Company's executive compensation compares to that of companies within and outside of its industry. The Company also subscribes to and participates in compensation surveys of the companies in its industry.

         Factors. The principal factors that were taken into account in establishing each executive officer's compensation package for 2000 are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future years.

         Base Salary. In setting base salaries, the Compensation Committee reviews published compensation survey data for its industry. The Committee has also identified a group of companies for comparative compensation purposes, and it reviews detailed compensation data incorporated into each such company's proxy statements. This group is comprised of approximately 20 companies. The base salary for each officer reflects the salary levels for comparable positions in the published surveys and the comparative group of companies, as well as the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Compensation Committee. Each executive officer's base salary is adjusted each year on the basis of (i) the Compensation Committee's evaluation of the officer's personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. The Company's performance and profitability may also be a factor in determining the base salaries of executive officers. The base salary of the Company's executive officers for 2000 ranged from approximately the 40th percentile to the 75th percentile of the base salary levels in effect for comparable positions in the surveyed compensation data.

         Annual Incentives. The annual incentive bonus for the Chief Executive Officer is based on a percentage of his base pay (i.e., 60% for 2000) and is adjusted to reflect the actual financial performance of the Company in comparison to the Company's business plan. For example, no bonus is paid if the Company's attainment of the target earnings per share is less than 70% of plan; 100% of the bonus is paid if the Company's attainment of the target goal is 100% of plan and 200% of the bonus is paid if the Company's attainment of the target goal is equal to or greater than 125% of plan. The actual bonus is calculated on a pro rata basis between these points. Most of the other executive officers of the Company are also eligible to receive annual incentive bonuses that are based on a percentage of their base salary (i.e., 30% to 60% for 2000) and are calculated on the basis of the Company's performance to plan as measured in terms of achievement of the Company's target earnings per share. On the basis of the foregoing, bonuses in the aggregate amount of $2,643,035 were awarded to 14 executive officers for 2000. No executive officers were awarded quarterly incentive bonuses based on Company sales for 2000.

         Long Term Incentives. Generally, stock option grants are made annually by the Compensation Committee to each of the Company's executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years). Each option granted prior to October 21, 1999 is to become exercisable in successive annual installments over a four-year period, contingent upon the officer's continued employment with the Company. Each option granted after October 21, 1999 will become exercisable in installments equal to 25% of the option

10

shares on the first anniversary of grant, and for the balance of the option shares in 36 successive equal monthly installments thereafter. Accordingly, the options will provide a return to the executive officer only if he or she remains employed by the Company during the vesting periods, and then only if the market price of the shares appreciates over the option term.

         The size of the option grant to each executive officer, including the Chief Executive Officer, is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual.

         CEO Compensation. In setting the total compensation payable to Mr. Roberts, who served as the Company's Chief Executive Officer for 2000, the Compensation Committee sought to make his compensation competitive with other companies in the surveyed group, while at the same time assuring that a significant percentage of his total compensation package was tied to Company performance, as measured in terms of the achievement of the Company's target earnings per share.

         The Compensation Committee established Mr. Roberts' base salary for the year 2000 with the objective of maintaining his base salary at a competitive level when compared with the base salary levels in effect for similarly situated chief executive officers. With respect to Mr. Roberts' base salary, it is the Compensation Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors.

         For the year 2000, Mr. Roberts' base salary was set at approximately the median of the base salary levels of other chief executive officers at the surveyed companies.

         The balance of Mr. Roberts' compensation package for the year 2000 was primarily dependent upon corporate performance. Mr. Roberts was awarded a cash bonus based on the Company's attainment of its target earnings per share goal for 2000 and its financial performance in comparison to its business plan.

         The option grants made to Mr. Roberts for 2000 were in recognition of his personal performance and leadership role in the Company and were intended to tie a significant portion of his total compensation to stockholder value since the value of those grants will depend upon the future appreciation in the market price of the Company's Common Stock.

Compliance with Internal Revenue Code Section 162(m)

         Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any year. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation paid in cash to the Company's executive officers for 2000 did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid in cash to the Company's executive officers for 2001 will exceed that limit, although it is possible that the non-deductible cash compensation payable to the Chief Executive Officer may exceed that limit if the Company exceeds its performance milestones for that year. The Company's 1995 Stock Option Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. However, the option grants made to Messrs. Roberts, Ercanbrack and Auriemma at the time they joined the Company were not made under the 1995 Stock Option Plan, and the deductibility of the compensation deemed paid by the Company in connection with the exercise of those options will be subject to the $1 million limitation. As a result of such limitation, approximately $6.2 million of the gain realized by Messrs. Roberts and Ercanbrack from the exercise and sale of the option shares during 2000 was not deductible by the Company. However, the option grants made to Messrs. Roberts and Ercanbrack in 2000 were made under the 1995 Stock Option Plan, and the compensation deemed paid in connection with the exercise of those options

11

will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, other than with respect to Mr. Roberts should the Company substantially exceed its annual performance milestones, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of the other executive officers approach the $1 million level.

         It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

         Submitted by the Compensation Committee of the Company's Board of Directors:

                                                     Compensation Committee

                                                     William P. Lyons
                                                     L. George Klaus

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee is composed of Messrs. Klaus and Lyons. No member of the Compensation Committee was at any time during 2000, or at any other time, an officer or employee of the Company. No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of the Company's Board of Directors or Compensation Committee.

12

Audit Committee Report

         The following is the report of the Audit Committee with respect to FileNET Corporation's audited financial statements for the year ended December 31, 2000, which include the consolidated balance sheets of the Company as of December 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the three years in the period ended December 31, 2000, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

         Review with Management. The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

         Review and Discussions with Independent Accountants. The Audit Committee has discussed with Deloitte and Touche LLP, the Company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

         The Audit Committee has also received written disclosures and the letter from Deloitte and Touche LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Deloitte and Touche LLP their independence from the Company.

         Conclusion. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

         Submitted by the Audit Committee of the Company's Board of Directors

                                                     Audit Committee

                                                     John C. Savage
                                                     William P. Lyons
                                                     Roger S. Siboni
13

Stock Price Performance Graph

         The following graph compares the five year cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Nasdaq Stock Market Index and the Nasdaq Computer and Data Processing Services Index for the period from January 1, 1996 to December 31, 2000.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG FILENET CORPORATION, NASDAQ MARKET INDEX AND NASDAQ COMPUTER AND DATA PROCESSING INDEX

          Measurement Period
        (Fiscal year covered)               FILENET CORPORATION       NASDAQ STOCK MARKET       NASDAQ CandDPS INDEX
---------------------------------------    ---------------------     ----------------------    -----------------------

Measurement Pt    1/1/96                        $100.00                  $100.00                    $100.00
FYE               12/31/96                       $68.09                  $124.27                    $123.41
FYE               12/31/97                       $64.10                  $152.00                    $151.61
FYE               12/31/98                       $48.80                  $214.39                    $270.52
FYE               12/31/99                      $108.51                  $378.12                    $594.39
FYE               12/31/00                      $115.96                  $237.66                    $274.91

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, hich might incorporate future filings made by the Company under those statutes, neither the preceding Compensation Committee Report on Compensation nor the Stock Price Performance Graph will be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

Employment Contracts and Change in Control Agreements

         None of the Company's Named Executive Officers have employment agreements currently in effect with the Company, and the employment of each Named Executive Officer may be terminated at any time at the discretion of the Board of Directors.

         In December 1999, the Compensation Committee of the Company's Board of Directors approved and adopted a CEO Severance Program (the "Program") under which the Company's Chief Executive Officer (the "CEO") would be entitled to receive certain severance benefits and option acceleration upon the involuntary termination of the CEO's employment under certain circumstances. The benefits under the Program include a cash lump sum severance payment equal to the CEO's annual base salary, together with any bonus which would otherwise be earned by the CEO for the year of termination but for the occurrence of the termination (which bonus is limited to 50% of the eligible annual award if the CEO has completed less than six months of service during the bonus year). The Program also provides for the continuation of certain health and life insurance benefits and provides for the acceleration of certain outstanding unvested options held by the CEO at the time of termination.

         In October 1998, the Compensation Committee of the Board of Directors approved and adopted a Severance Program for the Company's CEO and certain other executive officers of the Company in the event of a Change-in-Control. Under the Severance Program, each eligible executive officer will be entitled to certain benefits in the event his or her employment with the Company is involuntarily terminated, other than for Cause (as defined in the Severance Program), or if such executive officer resigns for "Good Reason" (as defined in the Severance Program), within 12 months following a change in control of the Company. The benefits to be provided to an eligible executive officer upon such involuntary termination (other than for Cause) or resignation for Good Reason include (i) a lump sum payment equal to (A) the annual base salary in effect for such executive officer immediately before the change in control or, if greater, at the time of termination, plus (B) the annual incentive bonus that such executive officer would have been entitled to receive under the Company's bonus plan if the Company's goals were at 100% of target for the calendar year in which the termination occurs or, if greater, the annual incentive bonus which such executive officer would have received if the Company's

14

goals were at 100% of target for the calendar year in which the change in control occurs, plus the pro-rata portion of the bonus earned by such executive officer during the calendar year in which the change of control occurs and (ii) continued health care coverage under the Company's medical plan for a period of up to 12 months.

         In addition, under the Severance Program, any shares of Common Stock that are subject to outstanding options held by an eligible executive officer or any unvested shares of Common Stock actually held by such officer under the Company's 1995 Stock Option Plan will automatically vest in full on an accelerated basis in the event such executive officer's employment is terminated (whether involuntarily or through a forced resignation) within 12 months following a change in control of the Company. The option grants made to the Named Executive Officers during 2000, together with all prior option grants held by such individuals, contain such acceleration provisions.

         For purposes of the Severance Program, a change in control is defined as (i) the acquisition of the Company by merger or asset sale, (ii) a successful tender for more than 50% of the Company's outstanding Common Stock or (iii) a change in the majority of the Board as a result of one or more contested elections for Board membership.

         Substantially all of the executive officers who report directly to the Chief Executive Officer participate in the Severance Program.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of copies of such forms received by it with respect to the year 2000 and the written representations received from certain reporting persons that no other reports were required, the Company believes that all directors, executive officers and persons who own more than 10% of the Company's Common Stock have complied with the reporting requirements of Section 16(a).

15

Proposal 1

ELECTION OF DIRECTORS

         The Company's stockholders are being asked to elect six directors for the ensuing year or until the election and qualification of their respective successors.

         Directors are elected at each Annual Meeting of Stockholders and hold office until their successors are duly elected and qualified at the next Annual Meeting of Stockholders. Pursuant to the Company's Bylaws and a resolution adopted by a majority of the authorized number of directors, the authorized number of members of the Board of Directors has been set at six.

         The following table sets forth certain information concerning the nominees for election to the Board of Directors.

       Name, Age, Principal Occupation or Position,                                                  Year First
       and Directorships of Other Publicly Owned Companies                                        Became a Director
       ---------------------------------------------------                                        -----------------

       L.  George  Klaus,  60,  Chairman  and Chief  Executive  Officer  of  Epicor  Software           1998
       Corporation  (formerly Platinum Software  Corporation) since February 1996.  Mr. Klaus currently serves as a director of Epicor Software.

       William P. Lyons,  56,  President,  Chief  Executive  Officer and a director of NeuVis           1992
       Inc., an Internet Rapid  Application  Development  (I-Rad) company since January 2001.
       From  February 1998 to January 2001,  Mr. Lyons served as President,  Chief  Executive
       Officer  and a director of Finjan  Software,  Inc.  Mr.  Lyons  currently  serves as a director of Finjan Software, Inc.

       Lee D.  Roberts,  48,  Chairman of the Board of the Company  since  December  2000 and           1998
       Chief Executive Officer  since April 1998.   Mr. Roberts served as  President from May
       1997 to October 2000  and as  Chief Operating  Officer  from May 1997 until April 1998.
       Mr. Roberts  has  also  served  as  a director of the Company since May 1998. Prior to joining  the Company  in May 1997,  Mr. Roberts was employed by IBM for over 20 years, serving  most  recently  as General  Manager  and Vice President,  Worldwide Marketing
       and Sales for the Networking Division of IBM.   Mr. Roberts also currently serves as a
       director of Onyx Software.

       John C. Savage,  53, Partner of Alliant  Partners,  an investment  banking firm, since           1982
       June 1998. From 1990 to July 1998,  Mr. Savage  served as Managing Partner of Glenwood
       Capital Partners and Managing Director of its successor,  Redwood Partners,  LLC, both venture buy-out firms.

       Roger S. Siboni,  46,  President,  Chief Executive Officer and a director of Epiphany,           1998
       Inc.  since August 1998.  From  October  1996 to August  1998,  Mr. Siboni  was Deputy
       Chairman and Chief  Operating  Officer of KPMG Peat Marwick LLP, a member firm of KPMG
       International.  From 1993 to October  1996,  Mr. Siboni  was Managing  Partner of KPMG
       Peat Marwick LLP, Information,  Communication and Entertainment  practice.  Mr. Siboni currently serves as a director of Cadence Design Systems, Inc.

                                                               16

       Theodore J. Smith,  71,  Chairman of the Board of the Company  from its  inception  in           1982
       1982 to  December  2000.  Mr. Smith  served  as the  Chief  Executive  Officer  of the
       Company since its  inception in 1982 to April 1998,  and President of the Company from
       1982 to May 1997.  Mr. Smith is currently a director of Intershop Communications, A.G.

         Except as otherwise indicated, during the past five years, each of the nominees has held the same position with the same entities as listed above.

         The Board of Directors held five meetings during the year ended December 31, 2000. Mr. Siboni attended three of the meetings of the Board of Directors. All of the other directors attended or participated in at least 75% of the aggregate number of meetings of the Board of Directors. Each director (including Mr. Siboni) attended at least 75% of the aggregate number of meetings of those committees of the Board of Directors on which such person served, which were held during such period.

         The Company has standing Audit and Compensation Committees, but has not established a Nominating Committee. The Audit Committee currently consists of three directors, Messrs. Lyons, Savage and Siboni, each of whom is independent (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Audit Committee held six meetings during the year ended December 31, 2000. The Audit Committee's responsibilities include recommending the selection of the Company's independent public accountants to the Board of Directors, as well as reviewing (i) the scope and results of the audit engagement with the independent public accountants and management, (ii) the adequacy of the Company's internal accounting control procedures, (iii) the independence of the independent public accountants, and (iv) the range of audit and non-audit fees charged by the independent public accountants. The Board of Directors of the Company adopted an Audit Committee charter in December 2000, which is attached as an appendix to this proxy statement.

         During 2000, Messrs. Lyons and Klaus comprised the Compensation Committee. The Compensation Committee held nine meetings during the year ended December 31, 2000. The Compensation Committee reviews and approves executive salaries, considers awards to be granted under the Company's officer bonus plan, has the exclusive authority to make stock option grants under the 1995 Stock Option Plan to the Company's executive officers and performs other related functions upon request of the Board of Directors. Either the Compensation Committee or the full Board of Directors may award option grants to all other eligible individuals under the 1995 Stock Option Plan. In addition, in December 1999, the Board of Directors appointed Mr. Roberts as the sole member of a Special Stock Option Committee which is to have separate but concurrent authority with the Compensation Committee to make discretionary option grants to eligible individuals under the Company's 1995 Stock Option Plan, other than executive officers and non-employee Board members, subject to a limitation of 20,000 shares per individual employee grant. The Special Stock Option Committee acted by written consent on 11 occasions during 2000.

Board Compensation and Benefits

         Each director who is not an employee of the Company is reimbursed for actual expenses incurred in attending Board meetings. In addition, each non-employee director received the following compensation for his Board service during 2000: (i) an annual retainer fee of $24,000; (ii) a fee of $1,500 for each Board meeting attended; and (iii) a fee of $1,000 for each Committee meeting attended which was not held on the same day as a Board meeting. The meeting fee was increased in December 2000 to (i) a fee of $3,000 for each Board meeting attended and (ii) a fee of $2,000 for each Committee meeting attended which was not held on the same day as a Board meeting.

         At the 2000 Annual Stockholders Meeting held on May 18, 2000, Messrs. Lyons, Klaus, Savage, Smith and Siboni each received, upon their reelection to the Board, a stock option to purchase up to 7,000 shares of the Company's Common Stock under the Automatic Option Grant Program in effect for non-employee Board members under the 1995 Stock Option Plan. Each option has an exercise price of $25.00 per share, representing the fair market value per share of Common Stock on the grant date. Each of the options is immediately exercisable for all the option shares, but any shares purchased under those options will be subject to repurchase by the Company, at the option exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The

17

shares subject to each option will vest in a series of four successive equal annual installments upon the optionee's completion of each year of Board service over the four-year period measured from the grant date. The option has a maximum term of ten years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service.

         In addition, Mr. Savage applied $23,992 of his annual retainer fee for 2001 to the acquisition of a below-market option grant under the Director Fee Option Grant Program in effect under the 1995 Option Plan. Accordingly, on January 2, 2001, Mr. Savage was granted an option for 1,535 shares of the Company's Common Stock under such program with an exercise price of $7.820 per share (one-third of the fair market value per share of Common Stock on the grant date). The option becomes exercisable in a series of 12 successive equal monthly installments upon Mr. Savage's completion of each month of Board service during 2001.

         Each non-employee Board member reelected to the Board at the Annual Meeting will receive an option grant for 7,000 shares of the Company's Common Stock under the Automatic Option Grant Program in effect under the 1995 Stock Option Plan.

         For further information concerning the terms of these option grants, please see the description of the Automatic Option Grant and Director Fee Option Grant Programs in Proposal 2 below entitled "Approval of Amendment to the 1995 Stock Option Plan."

Stockholder Approval

         Directors will be elected by an affirmative vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes.

         Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the six nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL SIX NOMINEES NAMED ABOVE.

18

Proposal 2

APPROVAL OF AMENDMENT TO THE 1995 STOCK OPTION PLAN

         The Company's stockholders are being asked to approve amendment to the Company's 1995 Stock Option Plan (the "1995 Plan") that will increase the number of shares of Common Stock issuable under the 1995 Plan by an additional 1,400,000 shares.

         The 1,400,000-share increase will assure that, for the upcoming year, the Company will have a sufficient reserve of Common Stock under the 1995 Plan to provide a comprehensive equity incentive program for the Company's officers, employees and non-employee Board members in order to encourage those individuals to remain in the Company's service and more closely align their interests with those of the stockholders. The number of shares for which options will be granted to each newly-hired or continuing employee will be based both on competitive market conditions and individual performance.

         The 1995 Plan became effective on May 24, 1995 upon approval by the stockholders at the 1995 Annual Meeting and serves as the successor to the Company's predecessor 1986 Stock Option Plan. The amendment to the 1995 Plan that is the subject of this Proposal was adopted by the Board on February 28, 2001. The following is a summary of the principal features of the 1995 Plan, as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal executive offices in Costa Mesa, California.

Equity Incentive Programs

         The 1995 Plan contains five separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Salary Reduction Option Grant Program, (iii) a Stock Issuance Program, (iv) an Automatic Option Grant Program, and (v) a Director Fee Option Grant Program. The principal features of each program are described below. The Compensation Committee has the exclusive authority to administer the Discretionary Option Grant Program and Stock Issuance Program with respect to option grants and stock issuances made to the Company's executive officers and non-employee Board members. The Compensation Committee, the Special Stock Option Committee and the full Board each have separate but concurrent authority to make option grants and stock issuances under those programs to all other eligible individuals. The term "Plan Administrator," as used in this summary, will mean the Compensation Committee, the Special Stock Option Committee or the Board, to the extent each such entity is acting within the scope of its administrative jurisdiction under the 1995 Plan. The Compensation Committee will also have the exclusive authority to select the executive officers and other highly compensated employees who may participate in the Salary Reduction Option Grant Program, but no other administrative discretion will be exercised by the Compensation Committee or by the Special Stock Option Committee or the Board under that program or under the Automatic Option Grant or Director Fee Option Grant Program for the non-employee Board members. All grants under these three latter programs will be made in strict compliance with the express provisions of each such program, and stockholder approval of this Proposal will also constitute pre-approval of all option grants subsequently made pursuant to the express provisions of those programs on the basis of the share increase effected pursuant to this Proposal and the subsequent exercise of those options in accordance with their terms.

Share Reserve

         The maximum number of shares of the Company's Common Stock available for issuance over the term of the 1995 Plan may not exceed 12,574,830 shares, which includes the 1,400,000-share increase for which stockholder approval is sought under this Proposal. However, not more than 7,692,934 shares may be issued under the 1995 Plan after March 22, 2001, including the 1,400,000-share increase for which stockholder approval is sought under this Proposal.

19

         In no event may any individual participant in the 1995 Plan be granted stock options and direct stock issuances for more than 400,000 shares in the aggregate per calendar year. Stockholder approval of this Proposal will also constitute re-approval of such limitation for purposes of Internal Revenue Code Section 162(m).

         The shares of Common Stock issuable under the 1995 Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.

         Shares subject to any outstanding options under the 1995 Plan (including options incorporated from the predecessor 1986 Stock Option Plan) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1995 Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the 1995 Plan will also be available for reissuance.

Eligibility

         Employees, non-employee Board members, and independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Executive officers and other highly compensated employees will also be eligible to participate in the Salary Reduction Option Grant Program, and non-employee members of the Board will also be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

         As of March 22, 2001, 14 executive officers, five non-employee Board members and approximately 1,822 other employees and consultants were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, no executive officers elected to participate in the Salary Reduction Option Grant Program for 2001, and five non-employee Board members were eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

Valuation

         The fair market value per share of Common Stock on any relevant date under the 1995 Plan will be the average between the high and low selling prices per share on that date on the Nasdaq National Market. On March 22, 2001, the fair market value per share of Common Stock determined on such basis was $13.50.

Discretionary Option Grant Program

         The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Each granted option will have an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of ten years. The shares subject to each option will generally vest in a series of installments over a specified period of service measured from the grant date.

         Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

Salary Reduction Option Grant Program

         The Compensation Committee will have complete discretion in implementing the Salary Reduction Option Grant Program for one or more calendar years and in selecting the executive officers and other highly compensated individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar

20

year of participation, file with the Compensation Committee an irrevocable authorization directing the Company to reduce, by a designated multiple of one percent (1%), his or her base salary for the upcoming calendar year. The salary reduction amount must not be less than the greater of (i) five percent (5%) of the participant's base salary for the year or (ii) Ten Thousand Dollars ($10,000.00), and may not be more than the lesser of (i) twenty-five percent (25%) of his or her base salary or (ii) Seventy Five Thousand Dollars ($75,000.00). Each individual who files a proper salary reduction authorization will be granted a stock option under the Salary Reduction Option Grant Program on the first trading day in January of the calendar year for which that salary reduction is to be in effect. Stockholder approval of this Proposal will constitute pre-approval of each option subsequently granted under the Salary Reduction Option Grant Program on the basis of the share increase effected pursuant to this Proposal and the subsequent exercise of that option in accordance with its terms.

         Each option will be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

  Each option will be a non-statutory option.

  The exercise price per share will be equal to one-third of the fair market value per share of Common Stock on the option grant date, and the number of option shares will be determined by dividing the total dollar amount of the authorized reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the reduction to the optionee's base salary to be in effect for the calendar year for which the option grant is made.

  The option will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect.

  Each option will remain outstanding for vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date the optionee's service terminates.

Stock Issuance Program

         Shares may be issued under the Stock Issuance Program for such valid consideration under the Delaware General Corporation Law as the Plan Administrator deems appropriate, provided the value of such consideration is not less than the fair market value of the issued shares on the date of issuance. Shares may also be issued as a bonus for past services.

         The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The following requirements will govern the applicable vesting schedule:

  For any shares which are to vest solely through the participant's performance of services, the Plan Administrator will impose a minimum service period of at least three (3) years before any of the shares will vest.

  For any shares which are to vest upon the participant's performance of services and the Company's attainment of one or more prescribed performance milestones, the Plan Administrator will impose a minimum service period of at least one (1) year.

         The Plan Administrator will have the sole and exclusive authority, exercisable upon a participant's termination of service, to vest any or all unvested shares of Common Stock at the time held by that participant, to the extent the Plan Administrator determines that such vesting provides an appropriate severance benefit under the circumstances.

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Automatic Option Grant Program

         Under the Automatic Option Grant Program, each individual will receive, at the time he or she first becomes a non-employee Board member, whether through election by the stockholders or appointment by the Board, an option grant for 25,000 shares of Common Stock, provided such individual was not previously in the Company's employ. In addition, at each annual stockholders meeting, including the 2001 Annual Meeting, each individual who is reelected to the Board as a non-employee Board member will automatically be granted a stock option to purchase 7,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 7,000-share options which any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ will be fully eligible for one or more 7,000-share option grants over their period of Board service. Stockholder approval of this Proposal will constitute pre-approval of each option granted on or after the date of the 2001 Annual Meeting under the Automatic Option Grant Program on the basis of the share increase effected pursuant to this Proposal and the subsequent exercise of that option in accordance with its terms.

         Each option under the Automatic Option Grant Program will have an exercise price per share equal to one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from such grant date. The option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each option will vest (and the Company's repurchase rights will lapse) in four (4) successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service measured from the option grant date.

         The shares subject to each outstanding automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than fifty percent (50%) of the outstanding voting securities or (iii) a change in the majority of the Board occasioned by one or more contested elections for Board membership. Each automatic option grant held by an optionee upon his or her termination of Board service will remain exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a twelve (12)-month period following such termination date.

Director Fee Option Grant Program

         Each non-employee Board member will have the right to apply all or a portion of his total retainer fee otherwise payable in cash each year (currently $24,000) to the acquisition of a special option grant under the Director Fee Option Grant Program. The grant will automatically be made on the first trading day in January following the filing of the retainer fee election for that calendar year and will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date. The number of option shares will be determined by dividing the dollar amount of the retainer fee subject to the director's election by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee subject to the director's election. Stockholder approval of this Proposal will constitute pre-approval of each option subsequently granted under the Director Fee Option Grant Program on the basis of the share increase effected pursuant to this Proposal and the subsequent exercise of that option in accordance with its terms.

         The option will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each month of Board service during the calendar year for which the retainer fee election is in effect. In the event the optionee ceases Board service for any reason (other than death or permanent disability), the option will immediately terminate with respect to any shares for which the option is not exercisable at the time. However, to the extent the option is exercisable for any option shares at the time of the optionee's cessation of Board service, the option will remain exercisable for those shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the end of the three

22

(3)-year period measured from the date of the optionee's cessation of Board service. Should the optionee's service as a Board member cease by reason of death or permanent disability, then the option will immediately become exercisable for all the shares of Common Stock subject to the option and may be exercised for such shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee's cessation of Board service.

Stock Awards

         The table below shows, as to each of the Named Executive Officers in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the 1995 Plan during the period from January 1, 2000 through March 22, 2001, together with the weighted average exercise price payable per share. No direct stock issuances have been made to date under the 1995 Plan.

OPTION TRANSACTIONS
======================================================================================================================
                                                                  Options Granted             Weighted Average
Name                                                             (Number of Shares)            Exercise Price
------------------------------------------------------------ -------------------------- ------------------------------
Lee D. Roberts                                                         280,000                         $23.60
Chief Executive Officer, Chairman of the Board and Nominee
for Election as Director
------------------------------------------------------------ -------------------------- ------------------------------
Ron L. Ercanbrack                                                      240,000                         $25.99
President
------------------------------------------------------------ -------------------------- ------------------------------
David D. Despard                                                        70,000                         $23.71
Senior Vice President, Worldwide Professional Services
------------------------------------------------------------ -------------------------- ------------------------------
Antoine Granatino                                                       16,000                         $23.47
Senior Vice President, International Operations
------------------------------------------------------------ -------------------------- ------------------------------
Michael J. Wallrich                                                     30,000                         $23.47
Senior Vice President, The Americas
------------------------------------------------------------ -------------------------- ------------------------------
L. George Klaus                                                          7,000                         $25.00
Nominee for Election as Director
------------------------------------------------------------ -------------------------- ------------------------------
William P. Lyons                                                         7,000                         $25.00
Nominee for Election as Director
------------------------------------------------------------ -------------------------- ------------------------------
John C. Savage                                                           8,535                         $21.91
Nominee for Election as Director
------------------------------------------------------------ -------------------------- ------------------------------
Roger S. Siboni                                                          7,000                         $25.00
Nominee for Election as Director
------------------------------------------------------------ -------------------------- ------------------------------
Theodore J. Smith                                                        7,000                         $25.00
Nominee for Election as Director
------------------------------------------------------------ -------------------------- ------------------------------
All current executive officers as a group (14 persons)               1,050,035                         $23.72
------------------------------------------------------------ -------------------------- ------------------------------
All non-employee directors as a group (5 persons)                       36,535                         $24.28
------------------------------------------------------------ -------------------------- ------------------------------
All employees, including current officers who are not                1,549,052                         $15.51
executive officers, as a group (764 persons)
======================================================================================================================

         As of March 22, 2001, 6,195,997 shares of Common Stock were subject to outstanding options under the 1995 Plan, and 1,496,937 shares remained available for future issuance, including the 1,400,000-share increase for which stockholder approval is sought under this Proposal.

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         In September 2000, Mr. Auriemma received, upon the commencement of his employment with the Company, a stock option to purchase up to 140,000 shares of the Company's Common Stock. This option grant was not made under the Company's 1995 Stock Option Plan. The option has an exercise price of $20.03 per share, representing the fair market value per share of Common Stock on the grant date. The option will become exercisable as to twenty-five percent (25%) of the option shares after twelve (12) months of service with the Company from the grant date and the balance of the shares will become exercisable in thirty-six (36) successive equal monthly installments upon completion of each additional month of service thereafter.

New Plan Benefits

         As of March 22, 2001, no option grants or direct stock issuances have been made under the 1995 Plan on the basis of the 1,400,000-share increase for which stockholder approval is sought under this Proposal. However, Messrs. Lyons, Klaus, Savage, Siboni and Smith will each receive an option grant for 7,000 shares under the Automatic Option Grant Program upon their reelection to the Board at the 2001 Annual Meeting. Each such option will have an exercise price per share equal to the average of the high and low selling prices per share on the Nasdaq National Market on the date of the 2001 Annual Meeting.

Acceleration

         In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program (and Mr. Roberts' non-plan option grant for 600,000 shares, Mr. Ercanbrack's non-plan option grant for 160,000 shares and Mr. Auriemma's non-plan option grant for 140,000 shares) which is not to be assumed or replaced by the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are transferred to the successor corporation. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated within a designated period following such acquisition. The Plan Administrator will have similar discretion to grant options that will become fully exercisable for all the option shares should the optionee's service terminate, whether involuntarily or through a resignation for good reason, within a designated period following a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or by proxy contest for the election of Board members). The Plan Administrator may also provide for the automatic vesting of any outstanding shares under the Stock Issuance Program upon similar terms and conditions.

         Each option outstanding under the Salary Reduction Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will also automatically accelerate in the event of an acquisition or change in control of the Company.

         The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

         The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1995 Plan. The Plan Administrator will determine the terms of any such assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

Changes in Capitalization

         In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1995

24

Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the 1995 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

Amendment and Termination

         The Board may amend or modify the 1995 Plan in any or all respects whatsoever, subject to any required stockholder approval under applicable law or regulation. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on May 24, 2005.

Federal Income Tax Consequences

Option Grants

         Options granted under the 1995 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying.

         A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition was granted and more than one (1) year after the date the option was exercised for those shares. If the sale or disposition occurs before these two requirements are satisfied, then a disqualifying disposition will result.

         Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary

25

income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Direct Stock Issuance

         The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

         The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted under the 1995 Plan with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those option grants under the 1995 Plan will remain deductible by the Company without limitation under Section 162(m) of the Internal Revenue Code.

Accounting Treatment

         Under current accounting principles, neither the grant nor the exercise of options granted under the 1995 Plan with exercise prices equal to the fair market value of the option shares on the grant date will result in a direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. Option grants with exercise prices less than the fair market value of the shares on the grant date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise price and the fair market value of the shares on the grant date. Such expense will be accruable by the Company over the period that the option shares are to vest. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

         Option grants made to independent consultants (but not non-employee Board members) after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date of that option and then subsequently on the vesting date of each installment of the underlying option shares. No charge will, however, be required for periods before July 1, 2000.

Stockholder Approval

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendment to 1995 Plan contained in this Proposal. Should such stockholder approval not be obtained, then any stock options granted under the 1995 Plan on the basis of the 1,400,000-share increase for which stockholder approval is sought under this Proposal will terminate without ever becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of those proposed share increases to the 1995 Plan. However, in the absence of such stockholder approval, stock options and direct stock issuances may continue to be made under the 1995 Plan until the share reserve as last approved by the stockholders is issued.

26

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE 1995 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER BY AN ADDITIONAL 1,400,000 SHARES.

27

Proposal 3

APPROVAL OF AMENDMENT TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN

         The Company's stockholders are being asked to approve an amendment to the 1998 Employee Stock Purchase Plan (the "1998 Purchase Plan") that will increase the number of shares of Common Stock issuable under the 1998 Purchase Plan by an additional 300,000 shares.

         The purpose of the share increase is to ensure that the Company will continue to have a sufficient reserve of Common Stock available under the 1998 Purchase Plan to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase program designed to operate in compliance with Section 423 of the Internal Revenue Code.

         The 1998 Purchase Plan, which serves as the successor to the Company's predecessor 1988 Employee Qualified Stock Purchase Plan (the "Predecessor Plan"), was adopted by the Board of Directors on March 17, 1998 and became effective on October 1, 1998 (the "Effective Date"). The amendment to the 1998 Purchase Plan that is the subject of this Proposal was adopted by the Board on February 28, 2001.

         The following is a summary of the principal features of the 1998 Purchase Plan, as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the 1998 Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Costa Mesa, California.

Share Reserve

         The maximum number of shares of the Company's Common Stock available for issuance over the term of the 1998 Purchase Plan may not exceed 1,332,278, which includes the 300,000-share increase for which stockholder approval is sought under this Proposal. This share reserve will also be used to fund all stock purchases under the International Employee Stock Purchase Plan which the Company has established for the employees of its foreign subsidiaries. The provisions of the International Employee Stock Purchase Plan are substantially the same as those in effect for the 1998 Purchase Plan, except for certain modifications that were made to satisfy legal or regulatory requirements of the applicable foreign jurisdictions.

         In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable in the aggregate under the 1998 Purchase Plan and the International Plan, including the class and maximum number of securities issuable per participant or in the aggregate on any one purchase date, and (ii) the class and maximum number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

Administration

         The 1998 Purchase Plan is currently administered by the Compensation Committee of the Board of Directors. Such committee, as Plan Administrator, has full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the 1998 Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

Offering Periods

         Shares will be issued through a series of successive offering periods, each of six (6) months duration. Each participant will be granted a separate option to purchase shares of Common Stock for each offering period in which he or she participates. Offering periods under the 1998 Purchase Plan will run from the first business day of May to the last business day of October each

28

year and from the business day of November each year to the last business day of April in the immediately succeeding year. Each option entitles the participant to purchase the whole number of shares of Common Stock obtained by dividing the participant's payroll deductions for the offering period by the purchase price in effect for such period.

Eligibility

         Any individual who customarily works for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate will be eligible to participate in one or more offering periods. An eligible employee may only join an offering period on the start date of that period.

         Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Plan Administrator, to extend the benefits of the 1998 Purchase Plan to their eligible employees.

         As of March 22, 2001, approximately 764 employees, including four executive officers, were eligible to participate in the 1998 Purchase Plan.

Purchase Provisions

         Each participant may authorize periodic payroll deductions in any multiple of one percent (1%) of his or her cash earnings, up to a maximum of ten percent (10%). A participant may not increase his or her rate of payroll deduction for an offering period after the start of that period, but he or she may decrease the rate once per offering period.

         On the last business day of each offering period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for that period.

Purchase Price

         The purchase price per share at which Common Stock will be purchased on the participant's behalf for each offering period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of that offering period or (ii) the fair market value per share of Common Stock on the last day of that offering period.

Valuation

         The fair market value per share of Common Stock on any relevant date will be deemed equal to the average of the high and low selling prices per share on such date on the Nasdaq National Market. On March 22, 2001, the fair market value per share of Common Stock determined on such basis was $13.50.

Special Limitations

         The 1998 Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

  No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding options or purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

  No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

  29

  No participant may purchase more than 800 shares of Common Stock on any one purchase date.

  No more than 170,000 shares of Common Stock may be purchased in the aggregate by all participants on any one purchase date.

         The Plan Administrator will have the discretionary authority, exercisable prior to the start of any offering period, to increase or decrease the 800-share and 170,000-share limitations to be in effect for the number of shares purchasable per participant or in the aggregate by all participants on each purchase date during that offering period.

Termination of Purchase Rights

         A participant's purchase right will immediately terminate upon such participant's loss of eligible employee status, and his or her accumulated payroll deductions for the offering period in which the purchase right terminates will be promptly refunded. A participant may withdraw from an offering period at any time prior to the last fifteen (15) days of that period and elect to have his or her accumulated payroll deductions for the offering period in which such withdrawal occurs either refunded or applied to the purchase of shares of Common Stock on the next purchase date.

Stockholder Rights

         No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

         No purchase right will be assignable or transferable and will be exercisable only by the participant.

Acquisition

         Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be equal to eighty-five (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of that offering period or (ii) the fair market value per share of Common Stock immediately prior to such acquisition. The limitation on the maximum number of shares purchasable in the aggregate on any one purchase date will not apply to the share purchases effected in connection with such acquisition.

Amendment and Termination

         The 1998 Purchase Plan will terminate upon the earliest to occur of (i) October 31, 2008, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

         The Board of Directors may at any time alter, suspend or discontinue the 1998 Purchase Plan. However, the Board of Directors may not, without stockholder approval, (i) increase the number of shares issuable under the 1998 Purchase Plan, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the 1998 Purchase Plan.

Plan Benefits

         The following table shows, as to each of the Named Executive Officers in the Summary Compensation Table and the various indicated groups, the following information with respect to transactions under the 1998 Purchase Plan effected during the period from January 1, 2000 to October 31, 2000 (the most recent purchase date under such plan): (i) the number of shares of Common Stock

30

purchased under one plan during that period and (ii) the weighted average purchase price paid per share of Common Stock in connection with such purchases.

======================================================================================================================
PURCHASE PLAN TRANSACTIONS
======================================================================================================================
                                                                                               Weighted Average
                           Name                                   Number of Shares              Exercise Price
------------------------------------------------------------ --------------------------- -----------------------------
Lee D. Roberts                                                             0                          --
Chief Executive Officer, Chairman of the Board and Nominee
for Election as Director
------------------------------------------------------------ --------------------------- -----------------------------
Ron L. Ercanbrack                                                          0                          --
President
------------------------------------------------------------ --------------------------- -----------------------------
David D. Despard                                                           0                          --
Senior Vice President, Worldwide Professional Services
------------------------------------------------------------ --------------------------- -----------------------------
Antoine Granatino                                                      1,423                        $17.86
Senior Vice President, International Operations
------------------------------------------------------------ --------------------------- -----------------------------
Michael J. Wallrich                                                      943                        $15.93
Senior Vice President, The Americas
------------------------------------------------------------ --------------------------- -----------------------------
All current executive officers as a group (14 persons)                 6,614                        $16.78
------------------------------------------------------------ --------------------------- -----------------------------
All employees, including current officers who are not                274,162                        $17.43
executive officers, as a group (764 persons)
======================================================================================================================

New Plan Benefits

         No purchase rights have been granted, and no shares have been issued, on the basis of the share increase which is the subject of this Proposal.

Federal Tax Consequences

         The 1998 Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right.

         Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 1998 Purchase Plan or in the event the participant should die while still owning the purchased shares.

         If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

         If the participant sells or disposes of the purchased shares more than two (2) years after the start date of the offering period in which such shares were acquired and more than one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period, and any additional gain upon the disposition

31

will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

         If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

         Under current accounting rules, the issuance of Common Stock under the 1998 Purchase Plan will not result in a direct charge to the Company's reported earnings. However, the Company must disclose, in footnotes and pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the 1998 Purchase Plan would have upon the Company's reported earnings were the fair value of those purchase rights treated as compensation expense.

Stockholder Approval

         The affirmative vote of a majority of the Company's voting stock present or represented and entitled to vote at the Annual Meeting is required for approval of the 300,000-share increase to the 1998 Purchase Plan. Should such stockholder approval not be obtained, then the 300,000-share increase will not be implemented, and any purchase rights granted on the basis of that increase will immediately terminate. No additional purchase rights will be granted on the basis of such share increase, and the 1998 Purchase Plan will terminate once the existing share reserve has been issued.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1998 PURCHASE PLAN.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The firm of Deloitte and Touche LLP, the Company's independent accountants for the year ended December 31, 2000, was selected by the Board of Directors, upon recommendation of the Audit Committee, to act in the same capacity for the year ending December 31, 2001. Neither the firm nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditor.

         In the event that the stockholders do not approve the selection of Deloitte and Touche LLP, the appointment of the independent accountants will be reconsidered by the Board of Directors. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

         Representatives of Deloitte and Touche LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from the stockholders.

         Fees Billed to Us by Deloitte and Touche LLP During 2000

         Audit Fees. The aggregate fees billed by Deloitte and Touche LLP, the member firms of Deloitte Tomatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audit of the Company's annual financial statements for 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for 2000 were $292,322.

         Financial Information Systems Design and Implementation Fees. The Company did not engage Deloitte to provide advice regarding financial information systems design and implementation during the year ended December 31, 2000.

         All Other Fees. The aggregate fees billed by Deloitte for services rendered to the Company, other than the services described above under "Audit Fees," for 2000 were $522,377, which amount consists of tax consulting, statutory report preparation, consultation on acquisition transactions, consulting related to operating procedures and system controls, assistance with implementation of new accounting pronouncements and employee benefit plan audits.

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE AND TOUCHE LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         All proposals of stockholders intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be directed to the attention of the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement, by December 12, 2001 if they are to be considered for possible inclusion in the Proxy Statement and form of proxy used in connection with such meeting.

         In addition, the proxy solicited for the 2002 Annual Meeting will confer discretionary authority to vote on any stockholder proposals presented at that meeting, unless the Company is provided with notice of such proposal no later than February 25, 2002.

33

OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters which may be presented for consideration at the Annual Meeting. However, if any other matter is presented properly for consideration and action at the Annual Meeting, or any adjournment or postponement thereof, it is intended that the Proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

April 11, 2001
                                                     By Order of the Board of Directors,

                                                     /s/  Sam M. Auriemma
                                                     -----------------------------------
                                                     Sam M. Auriemma
                                                     Secretary
34

APPENDIX I

AUDIT COMMITTEE CHARTER

FileNET Corporation

Purpose

        The purpose of the Audit Committee (the "Committee") is to provide assistance to the Board of Directors (the "Board") of FileNET Corporation (the "Company") in fulfilling the Board's oversight responsibilities regarding the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's outside auditor. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, members of the other Committees, other members of the Board, the outside auditor and the financial management of the Company.

        In the exercise of its oversight responsibilities, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the Delaware General Corporation Law to rely, in discharging their responsibilities, on the records of the Company and on other information presented to the Committee, the Board or the Company by its officers or employees or by outside experts such as the outside auditor.

Membership

Nasdaq

        The Committee shall consist of three members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall satisfy the "independence" requirements of The Nasdaq Stock Market. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or must be able to do so within a reasonable period of time after his or her appointment to the Committee. At least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background (including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities) which results in the Committee member's financial sophistication.

Committee Organization and Procedures

  The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

  The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

  The Committee shall meet at least four times in each fiscal year, and more frequently as the Committee in its discretion deems desirable.

  The Committee may, in its discretion, include in its meetings members of the Company's financial management, representatives of the outside auditor, the senior internal audit manager and other financial personnel employed

  35

  or retained by the Company. The Committee may meet with the outside auditor or the senior internal audit manager in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

  The Committee may, in its discretion, utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

Responsibilities

Outside Auditor

  The outside auditor shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company's annual financial statements and related services. In this regard, the Committee shall select and periodically evaluate the performance of the outside auditor and, if necessary, recommend that the Board replace the outside auditor. As appropriate, the Committee shall recommend to the Board the nomination of the outside auditor for stockholder approval at any meeting of stockholders.

  The Committee shall approve the fees to be paid to the outside auditor and any other terms of the engagement of the outside auditor.

  The Committee shall receive from the outside auditor, at least annually, a written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

  Annual Audit

  The Committee shall meet with the outside auditor and management of the Company in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

  The Committee shall meet with the outside auditor and management prior to the public release of the financial results of operations for the year under audit and discuss with the outside auditor any matters within the scope of the pending audit that have not yet been completed.

  The Committee shall review1 and discuss the audited financial statements with the management of the Company.

  The Committee shall discuss with the outside auditor the matters required to be discussed byStatement on Auditing Standards No. 61 as then in effect including, among others, (i) the methods used to account for any significant unusual transactions reflected in the audited financial statements; (ii) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus to be followed by the outside auditor; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those
  36

  estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates or the disclosures in the financial statements.

  The Committee shall, based on the review and discussions in paragraphs 6 and 7 above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 3 above, recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

  Quarterly Review

  The outside auditor is required to review the interim financial statements to be included in any Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission, prior to the filing of the Form 10-Q. The Committee shall discuss with management and the outside auditor in person, at a meeting, or by conference telephone call, the results of the quarterly review including such matters as significant adjustments, management judgments, accounting estimates, significant new accounting policies and disagreements with management. The Chair may represent the entire Committee for purposes of this discussion.

  Internal Controls

  The Committee shall discuss with the outside auditor and the senior internal audit manager, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

  The Committee shall discuss with the outside auditor and with management any management letter provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the outside auditor.

  Internal Audit

  The Committee shall discuss at least annually with the senior internal audit manager the activities and organizational structure of the Company's internal audit function and the qualifications of the primary personnel performing such function.

  Management shall furnish to the Committee a copy of each audit report prepared by the senior internal audit manager of the Company.

  The Committee shall, at its discretion, meet with the senior internal audit manager to discuss any reports prepared by him or her or any other matters brought to the attention of the Committee by the senior internal auditor manager.

  The senior internal audit manager shall be granted unfettered access to the Committee.

  Other Responsibilities

  The Committee shall review and reassess the Committee's charter at least annually and submit any recommended changes to the Board for its consideration.

  The Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

  37

  The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

________________________________

1 Auditing literature, particularly, Statement of Accounting Standards No. 71, defines the term “review” to include a particular set of required procedures to be undertaken by independent accountants. The members of the Audit Committee are not independent accountants, and the term “review” as used in this Audit Committee charter is not intended to have this meaning. Consistent with footnote 47 of SEC Release No. 34-42266, any use in this Audit Committee Charter of the term “review” should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of interim financial statements.

38

APPENDIX II

FILENET CORPORATION

1995 STOCK OPTION PLAN

AS AMENDED AND RESTATED THROUGH FEBRUARY 28, 2001

ARTICLE ONE

GENERAL PROVISIONS

I.      PURPOSE OF THE PLAN

This 1995 Stock Option Plan is intended to promote the interests of FileNET Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

This Plan shall serve as the successor to the Corporation’s existing Second Amended and Restated Stock Option Plan (the “Predecessor Plan”), and no further option grants or share issuances shall be made under the Predecessor Plan from and after the Effective Date of this Plan. All outstanding stock options under the Predecessor Plan on the Effective Date shall be incorporated into this Plan and shall accordingly be treated as outstanding stock options under this Plan. However, each outstanding option grant so incorporated shall continue to be governed solely by the express terms and conditions of the agreement evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation’s Common Stock thereunder.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

All share numbers in this restatement reflect the 2-for-1 split of the Common Stock effected June 12, 1998.

II.      STRUCTURE OF THE PLAN

  The Plan shall be divided into five separate equity programs:

    the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

    the Salary Reduction Option Grant Program under which eligible employees may elect to have a portion of their base salary reduced each year in return for options to purchase shares of Common Stock,

    the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly without any intervening option grant,

    the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

  The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

III.      ADMINISTRATION OF THE PLAN

  The Primary Committee shall have the sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Except to the extent the Primary Committee is granted sole and exclusive authority under one or more specific provisions of the Plan, administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in these programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer these programs with respect to such persons. The members of the Secondary Committee may be individuals who are Employees.

  Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

  Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

  Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

  The Primary Committee shall have the sole and exclusive authority to select the eligible individuals who are to participate in the Salary Reduction Option Grant Program,

  2

  but all option grants under the Salary Reduction Option Grant Program shall be made in accordance with express terms of that program and the Primary Committee shall exercise no discretion with respect to the terms of those grants. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

IV.      ELIGIBILITY

  The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

    Employees,

    non-employee Board members, and

    consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

  Only the Company's executive officers and other highly-compensated Employees shall be eligible to participate in the Salary Reduction Option Grant Program.

  Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Qualified Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

  The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant or to effect stock issuances in accordance with the Stock Issuance Program.

  The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Effective Date, whether through appointment by the Board or election by the Corporation’s stockholders, and (ii) those individuals who are re-elected to serve as non-employee Board members at one or more Annual Stockholders Meetings beginning with the 1996 Annual Meeting. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her subsequent re-election to the Board.

  3

  All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

V.      STOCK SUBJECT TO THE PLAN

  The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 12,574,830 shares. The 12,574,830-share reserve is comprised of (i) the 4,224,830 shares of Common Stock which remained available for issuance under the Predecessor Plan as of the Effective Date, including the shares subject to the outstanding option grants under the Predecessor Plan which have been incorporated into this Plan and the additional shares of Common Stock available for future grant under the Predecessor Plan, (ii) an additional increase of 700,000 shares of Common Stock previously authorized by the Board and approved by the Corporation’s stockholders at the 1995 Annual Meeting, (iii) an additional increase of 1,300,000 shares of Common Stock authorized by the Board in March 1996 and approved by the stockholders at the 1996 Annual Meeting, (iv) a further increase of 1,200,000 shares of Common Stock authorized by the Board on March 20, 1997 and approved by the stockholders at the 1997 Annual Meeting, (v) a further increase of 1,200,000 shares of Common Stock authorized by the Board on March 17, 1998 and approved by the stockholders at the 1998 Annual Meeting, (vi) a further increase of 1,200,000 shares of Common Stock authorized by the Board on March 31, 1999 and approved by the stockholders at the 1999 Annual Meeting, (vii) an additional increase of 1,350,000 shares authorized by the Board on March 20, 2000 and approved by the stockholders at the 2000 Annual Meeting plus (viii) an additional increase of 1,400,000 shares authorized by the Board on February 28, 2001, and which is subject to stockholder approval at the 2001 Annual Meeting. In no event, however, shall any person participating in the Plan receive stock options and direct stock issuances under this Plan for more than 400,000 shares of Common Stock per calendar year, beginning with the 1995 calendar year.

  Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the option exercise or direct issue price paid per share pursuant to the Corporation’s repurchase rights under the Plan shall also be available for subsequent issuance under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

  If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the

  4

  Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

5

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.      OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

  Exercise Price.

    The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

    The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

      cash or check made payable to the Corporation,

      shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

  Exercise and Term of Options.

  Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

  6

  Effect of Termination of Service.

    The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

      Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

      Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.

      Should the Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

      During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

      In the event of a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee’s cessation of Service and shall supersede any provisions to the contrary in this section.

    The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

      extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for

      7

      which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

  Stockholder Rights.

  The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

  Repurchase Rights.

  The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

  Limited Transferability of Options.

  During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death. However, a Non-Qualified Option may, in connection with the Optionee’s estate plan, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.      INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options when issued under the Plan shall not be subject to the terms of this Section II.

  Eligibility.

  Incentive Options may only be granted to Employees.

  Dollar Limitation.

  The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

  10% Stockholder.

  If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be

  8

  less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.      CORPORATE TRANSACTION/CHANGE IN CONTROL

  In the event of any Corporate Transaction, each outstanding option under this Discretionary Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

  All outstanding repurchase rights under this Discretionary Option Grant Program shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

  Immediately following the consummation of the Corporate Transaction, all outstanding options under this Discretionary Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

  Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan per calendar year.

  The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the

  9

  event the Optionee’s Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

  The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee’s Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

  The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Qualified Option under the Federal tax laws.

  The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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ARTICLE THREE

SALARY REDUCTION OPTION GRANT PROGRAM

I.      OPTION GRANTS

The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Reduction Option Grant Program is to be in effect and to select the Employees eligible to participate in the Salary Reduction Option Grant Program for those calendar year or years. Each selected Employee who elects to participate in the Salary Reduction Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%). However, the minimum amount of such salary reduction must be not less than the greater of (i) five percent (5%) of his or her rate of base salary for that calendar year or (ii) Ten Thousand Dollars ($10,000.00) and must not be more than the lesser of (i) twenty five percent (25%) of his or her rate of base salary for the calendar year or (ii) Seventy Five Thousand Dollars ($75,000.00). Each individual who files a proper salary reduction authorization shall automatically be granted an option under this Salary Reduction Option Grant Program on the first trading day in January of the calendar year for which that salary reduction is to be in effect. Stockholder approval of this 2001 Restatement at the 2001 Annual Stockholders Meeting shall constitute pre-approval of each option subsequently granted pursuant to the express terms of this Salary Reduction Option Grant Program on the basis of the share increases effected by such 2001 Restatement and the subsequent exercise of that option in accordance with its terms.

II.      OPTION TERMS

Each option shall be a Non-Qualified Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

  Exercise Price.

    The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

    The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

  Number of Option Shares.

  The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

  11
                            X = A / (B x 66-2/3%), where

                          X  is the number of option shares,

                          A  is the dollar amount by which the Optionee's base
                             salary is to be reduced for the calendar year pursuant
                             to the Salary Reduction Option Grant Program, and

                          B  is the Fair Market Value per share of Common Stock
                             on the option grant date.

  Exercise and Term of Options.

  The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee’s completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

  Effect of Termination of Service.

  Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee’s cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee’s cessation of Service. However, the option shall, immediately upon the Optionee’s cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

III.      CORPORATE TRANSACTION/CHANGE IN CONTROL

  In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Reduction Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Service.

  In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Reduction Option Grant Program shall

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  automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Service.

  The grant of options under the Salary Reduction Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.      REMAINING TERMS

The remaining terms of each option granted under the Salary Reduction Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

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ARTICLE FOUR

STOCK ISSUANCE PROGRAM

I.      STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program directly without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

  Issue Price.

  The shares shall be issued for such valid consideration under the Delaware General Corporation Law as the Plan Administrator may deem appropriate, but the value of such consideration as determined by the Plan Administrator shall not be less than one hundred percent (100%) of the Fair Market Value of the issued shares of Common Stock on the issuance date.

  Vesting Provisions.

    The Primary Committee shall have the sole and exclusive authority to issue shares of Common Stock under the Stock Issuance Program as a bonus for past services rendered to the Corporation (or any Parent or Subsidiary). All such bonus shares shall be fully and immediately vested upon issuance.

    All other shares of Common Stock authorized for issuance under the Stock Issuance Program by the applicable Plan Administrator shall have a minimum vesting schedule determined in accordance with the following requirements:

      For any shares which are to vest solely by reason of Service to be performed by the Participant, the Plan Administrator shall impose a minimum Service period of at least three (3) years measured from the issue date of such shares.

      For any shares which are to vest upon the Participant’s completion of a designated Service requirement and the Corporation’s attainment of one or more prescribed performance milestones, the Plan Administrator shall impose a minimum Service period of at least one (1) year measured from the issue date of such shares.

    Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

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    The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

    Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

    The Primary Committee shall have the sole and exclusive authority, exercisable upon a Participant’s termination of Service, to waive the surrender and cancellation of any or all unvested shares of Common Stock (or other assets attributable thereto) at the time held by that Participant, if the Primary Committee determines such waiver to be an appropriate severance benefit for the Participant.

II.      CORPORATE TRANSACTION/CHANGE IN CONTROL

  All of the Corporation’s outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

  The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

  The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of any Change in Control.

15

III.      SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

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ARTICLE FIVE

AUTOMATIC OPTION GRANT PROGRAM

The provisions of the Automatic Option Grant Program have been revised as of March 17, 1998 and have been approved by the stockholders at the 1998 Annual Meeting.

I.      OPTION TERMS

  Grant Dates.

  Option grants shall be made on the dates specified below:

    Each individual who is re-elected to the Board as a non-employee Board member at the 1998 Annual Stockholders Meeting shall automatically be granted at that time a Non-Qualified Option to purchase 15,000 shares of Common Stock.

    Each individual who is first elected or appointed as a non-employee Board member at the 1998 Annual Stockholders Meeting or at any time thereafter shall automatically be granted, upon his or her initial election or appointment (as the case may be), a Non-Qualified Option to purchase 25,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

    On the date of each Annual Stockholders Meeting, beginning with the 1998 Annual Meeting, each individual who is re-elected to serve as a non-employee Board member at such meeting shall automatically be granted a Non-Qualified Option to purchase an additional 7,000 shares of Common Stock, provided such individual has served as a non-employee Board member for a period of at least six (6) months. There shall be no limit on the number of such 7,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation or any Parent or Subsidiary shall be eligible to receive such annual option grants upon their re-election as non-employee Board members at one or more Annual Stockholders Meetings.

  Only the 15,000-share and 7,000-share option grants made at the 1998 Annual Meeting have been adjusted to 30,000 shares and 14,000 shares, respectively, to reflect the June 12, 1998 split of the Common Stock. All other share numbers in this Article Five remain in effect after such split.

  Stockholder approval of this 2001 Restatement at the 2001 Annual Stockholders Meeting shall constitute pre-approval of each option granted at or after that Annual Meeting pursuant to the express terms of this Automatic Option Grant Program on the basis of the share increases effected by such 2001 Restatement and the subsequent exercise of that option in accordance with its terms.

    Exercise Price.

      The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

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      The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

  Option Term.

  Each option shall have a term of ten (10) years measured from the option grant date.

  Exercise and Vesting of Options.Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee’s cessation of Board service prior to vesting in those shares. Each option grant shall vest, and the Corporation’s repurchase right shall lapse, in a series of four (4) successive equal annual installments over the Optionee’s period of continued service as a Board member, with the first such installment to vest upon the Optionee’s completion of one (1) year of Board service measured from the option grant date.

  Effect of Termination of Board Service.

  The following provisions shall govern the exercise of any outstanding options held by the Optionee under this Automatic Option Grant Program at the time the Optionee ceases to serve as a Board member:

    The Optionee (or, in the event of Optionee’s death, the personal representative of the Optionee’s estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option. However, each option shall, immediately upon the Optionee’s cessation of Board service, terminate and cease to remain outstanding with respect to any option shares in which the Optionee is not otherwise at that time vested.

    During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee’s cessation of Board service. However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares.

    In no event shall the option remain exercisable after the expiration of the option term.

II.      SPECIAL ACCELERATION EVENTS

  A. In the event of any Corporate Transaction while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately

  18

  prior to the specified effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

  B. Immediately following the consummation of the Corporate Transaction, each option grant outstanding under this Automatic Option Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

  C. In the event of any Change in Control of the Corporation while the Optionee remains a Board member, the shares of Common Stock at the time subject to each outstanding option held by such Optionee under this Automatic Option Grant Program but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term.

  D. The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.      REMAINING TERMS

The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

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ARTICLE SIX

DIRECTOR FEE OPTION GRANT PROGRAM

I.      OPTION GRANTS

Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation’s Chief Financial Officer on or before the last day of December in the calendar year immediately preceding the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Once filed, the election shall be irrevocable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable. Stockholder approval of the 2001 Restatement at the 2001 Annual Stockholders Meeting shall constitute pre-approval of each option subsequently granted pursuant to the express terms of this Director Fee Option Grant Program on the basis of the share increases effected by such 2001 Restatement and the subsequent exercise of that option in accordance with its terms.

II.      OPTION TERMS

Each option shall be a Non-Qualified Option governed by the terms and conditions specified below.

  Exercise Price.

    The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

    The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

  Number of Option Shares.

  The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

  20
                             X = A / (B x 66-2/3%), where

                           X  is the number of option shares,

                           A  is the portion of the annual retainer fee subject
                              to the non-employee Board member's election, and

                           B  is the Fair Market Value per share of Common Stock
                              on the option grant date.

  Exercise and Term of Options.

  The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee’s completion of each calendar month of Board service in the calendar year for which the retainer fee election under this Article Six is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

  Effect of Termination of Service.

  Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Article Six, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Article Six at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

  Death or Permanent Disability.

  Should the Optionee’s service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Article Six shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may, during the three (3)-year period following such cessation of Board service, be exercised for any or all of those shares as fully-vested shares.

  Should the Optionee die while holding one or more options under this Article Six, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee’s cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee’s cessation of Board service.

III.      CORPORATE TRANSACTION/CHANGE IN CONTROL

  In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become

  21

  fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Board service.

  In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee’s cessation of Service.

  The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.      REMAINING TERMS

The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

22

ARTICLE SEVEN

MISCELLANEOUS

I.      FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

II.      TAX WITHHOLDING

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

III.      EFFECTIVE DATE AND TERM OF PLAN

  The Plan became effective upon approval by the Corporation's stockholders at the 1995 Annual Stockholders Meeting.

  The Plan was amended and restated by the Board in March 1996 (the “1996 Restatement”) to effect the following revisions: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,300,000 shares to 6,224,830 shares and (ii) increase the limit on the maximum number of shares of Common Stock which may be issued under the Plan prior to the required cessation of further Incentive Option grants by an additional 1,300,000 shares to a total of 6,100,000 shares of Common Stock. The 1996 Restatement became effective immediately upon adoption by the Board and was approved by the Corporation’s stockholders at the 1996 Annual Meeting.

  The Plan was again amended and restated on March 20, 1997 (the “1997 Amendment”) to effect the following changes: (i) increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,200,000 shares, (ii) render the non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs, (iii) eliminate the plan limitation which precluded the grant of additional Incentive Options once the number of shares of Common Stock issued under the Plan, whether as vested or unvested shares, exceeded 6,100,000 shares, (iv) eliminate certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of technical changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent

  23

  amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the Federal securities laws. The 1997 Amendment became effective immediately upon adoption by the Board and was approved by the Corporation’s stockholders at the 1997 Annual Meeting.

  The Plan was further amended and restated on March 17, 1998 (the “1998 Restatement”) to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,200,000 shares and to effect the following changes to the Automatic Option Grant Program in effect under Article Five:

    Each individual reelected to the Board as a non-employee Board member at the 1998 Annual Meeting shall receive at that time an option grant for 15,000 shares of the Company’s Common Stock.

    Each individual who first joins the Board as a non-employee Board member at the 1998 Annual Meeting or at any time thereafter shall, upon his or her initial election or appointment to the Board, receive an option grant for 25,000 shares of the Company’s Common Stock, provided such individual has not previously been in the Company’s employ.

    On the date of each Annual Stockholders Meeting, beginning with the 1998 Annual Meeting, each individual reelected to the Board as a non-employee Board member will receive an option grant for 7,000 shares of the Company’s Common Stock, provided such individual has served as a non-employee Board member for at least six months.

    The 1998 Restatement was approved by the stockholders at the 1998 Annual Meeting, and no option grants made on the basis of the 600,000-share increase under the 1998 Restatement became exercisable in whole or in part until the 1998 Restatement was so approved. All option grants made prior to the 1998 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the 1998 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances.

  The Plan was further amended and restated on March 31, 1999 (the “1999 Restatement”) to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,200,000 shares, and the 1999 Restatement was approved by the stockholders at the 1999 Annual Meeting. No option grants or direct stock issuances were made on the basis of the 1,200,000-share increase authorized by the 1999 Restatement until the 1999 Restatement was approved by the stockholders at the 1999 Annual Meeting. All option grants made prior to the 1999 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the 1999 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances.

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  The Plan was further amended and restated on March 20, 2000 (the “2000 Restatement”) to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,350,000 shares, and the 2000 Restatement was approved by the stockholders at the 2000 Annual Meeting. No option grants or direct stock issuances were made on the basis of the 1,350,000-share increase authorized by the 2000 Restatement until the 2000 Restatement was approved by the stockholders at the 2000 Annual Meeting. All option grants made prior to the 2000 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the 2000 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances.

  The Plan was further amended and restated on February 28, 2001 (the “2001 Restatement”) to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 1,400,000 shares. No option grants or direct stock issuances shall be made on the basis of the 1,400,000-share increase authorized by the 2001 Restatement unless and until such amendment is approved by the stockholders at the 2001 Annual Meeting. All option grants made prior to the 2001 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the 2001 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances.

  The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to extend one or more provisions of the Discretionary Option Grant Program, including (without limitation) the vesting acceleration provisions of Section III of Article Two relating to Corporate Transactions and Changes in Control, to one or more outstanding stock options under the Predecessor Plan which are incorporated into this Plan on the Effective Date but which do not otherwise contain such provisions.

  The Plan shall terminate upon the earliest of (i) May 24, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon a clause (i) plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.      AMENDMENT OF THE PLAN

  The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

  Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Reduction Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan,

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  provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V.      USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.      REGULATORY APPROVALS

  The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

  No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.      NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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APPENDIX

The following definitions shall be in effect under the Plan:

  Automatic Option Grant Program shall mean the automatic option grant program in effect under Article Five of the Plan.

  Board shall mean the Corporation's Board of Directors.

  Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

    the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders, or a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

  Code shall mean the Internal Revenue Code of 1986, as amended.

  Common Stock shall mean the Corporation's common stock.

  Corporate Transaction shall mean either of the following stockholder-approved ransactions to which the Corporation is a party:

    merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

  Corporation shall mean FileNET Corporation, a Delaware corporation.

  Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

  Discretionary Option Grant Program shall mean the discretionary option grant program in effect under Article Two of the Plan.

  Effective Date shall mean the date of the 1995 Annual Stockholders Meeting, provided the Plan is approved by the stockholders at that meeting.

  Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

  Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

  Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

    If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there are no high or low selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

    If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no high and low selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

  Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

  Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

    such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

  Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

  1934 Act shall mean the Securities Exchange Act of 1934, as amended.

  Non-Qualified Option shall mean an option not intended to satisfy the requirements of Code Section 422.

  Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Reduction Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

  Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

  Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

  Plan shall mean the Corporation's 1995 Stock Option Plan, as set forth in this document.

  Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

  Predecessor Plan shall mean the Corporation’s Second Amended and Restated Stock Option Plan, pursuant to which 3,250,000 shares of Common Stock have been authorized for issuance.

  Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

  Salary Reduction Option Grant Program shall mean the salary reduction grant program in effect under Article Three of the Plan.

  Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

  Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

  Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

  Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

  Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

  Stock Issuance Program shall mean the stock issuance program in effect under Article Four of the Plan.

  Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

  10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

  2000 Restatement shall mean the amendment and restatement of the Plan on March 20, 2000.

  2001 Restatement shall mean the amendment and restatement of the Plan on February 28, 2001.

APPENDIX III

FILENET CORPORATION

1998 EMPLOYEE STOCK PURCHASE PLAN

AS AMENDED AND RESTATED EFFECTIVE AS OF MAY 1, 2001

I.      PURPOSE OF THE PLAN

This Employee Stock Purchase Plan is intended to promote the interests of FileNET Corporation by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

This Plan shall serve as the successor to the Corporation’s existing 1988 Employee Stock Purchase Plan (the “Predecessor Plan”), and no further shares of Common Stock will be issued under the Predecessor Plan from and after the Effective Date.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

All share numbers in this Plan reflect the 2-for-1 split of the Common Stock effected on June 12, 1998.

II.      ADMINISTRATION OF THE PLAN

The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III.      STOCK SUBJECT TO PLAN

  The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan and the International Plan shall not exceed One Million Three Hundred Thirty Two Thousand Two Hundred Seventy Eight (1,332,278) shares in the aggregate and shall be limited to the following components: (i) the actual number of shares of Common Stock remaining for issuance under the Predecessor Plan on the Effective Date (Ninety Two Thousand Two Hundred Seventy Eight (92,278) shares) plus (ii) an additional Three Hundred Thousand (300,000) shares of Common Stock approved by the stockholders at the 1998 Annual Meeting in connection with the implementation of the Plan plus (iii) an additional increase of Three Hundred Thousand (300,000) shares authorized by the Board on March 22, 1999 and approved by the stockholders at the 1999 Annual Meeting, (iv) an additional increase of Three Hundred Forty Thousand (340,000) shares authorized by the Board on March 20, 2000 and approved by the stockholders at the 2000 Annual Meeting, plus (v) an additional increase of Three Hundred Thousand (300,000) shares authorized by the Board on February 28, 2001, subject to stockholder approval at the 2001 Annual Meeting.

  Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan and the International Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable by all Participants in the aggregate on any one Purchase Date and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV.      PURCHASE PERIODS

  Shares of Common Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

  Each purchase period shall have a duration of six (6) months. Purchase periods shall run from the first business day in May to the last business day in October each year and from the first business day in November each year to the last business day in April of the following year. However, the initial purchase period under the Plan shall begin on October 1, 1998 and end on the last business day in April 1999.

V.      ELIGIBILITY

  Each individual who is an Eligible Employee on the start date of any purchase period shall be eligible to participate in the Plan for that purchase period.

  To participate in the Plan for a particular purchase period, the Eligible Employee must complete the enrollment form prescribed by the Plan Administrator and file such form with the Plan Administrator (or its designate) on or before the start date of the purchase period.

VI.      PAYROLL DEDUCTIONS

  The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each purchase period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the entire purchase period and for each subsequent purchase period the Participant remains in the Plan. The Participant may not increase his or her rate of payroll deduction during a purchase period, but may effect such increase as of the start date of any subsequent purchase period following the filing of a new payroll

  2

  deduction authorization with the Plan Administrator. However, the Participant may, at any time during the purchase period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per purchase period.

  Payroll deductions shall begin on the first pay day following the start date of the purchase period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

  Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

  The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date.

VII.      PURCHASE RIGHTS

  Grant of Purchase Right. A Participant shall be granted a separate purchase right on the start date of each purchase period in which he or she participates. The purchase right shall provide the Participant with the right to purchase shares of Common Stock on the Purchase Date upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

  Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

  Exercise of the Purchase Right. Each purchase right shall be automatically exercised on the Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on such date. The purchase shall be effected by applying the Participant’s payroll deductions for the purchase period ending on such Purchase Date to the purchase of shares of Common Stock at the purchase price in effect for that purchase period.

  Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date shall be equal to eighty-five percent (85%) of the lower of

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  (i) the Fair Market Value per share of Common Stock on the start date of the purchase period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

  Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the purchase period ending with that Purchase Date by the purchase price in effect for that period. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed eight hundred (800) shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. In addition, the maximum number of shares of Common Stock purchasable by all Participants in the aggregate on any one Purchase Date under the Plan and the International Plan shall not exceed One Hundred Seventy Thousand (170,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any purchase period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant and in the aggregate by all Participants on the Purchase Date in effect for that period.

  Excess Payroll Deductions.Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date or the limitation on the maximum number of shares purchasable in the aggregate on the Purchase Date by all Participants shall be promptly refunded.

  Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

    A Participant may, at any time prior to the last fifteen (15) days of the purchase period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the purchase period in which such termination occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time the purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

    The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) before the start date of the new purchase period.

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    Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the purchase period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the purchase period in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf during such purchase period or (b) have such funds held for the purchase of shares on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave. Upon the Participant’s return to active service (i) within ninety (90) days after the start of the leave or (ii) prior to the expiration of any longer period during his or her re-employment rights are guaranteed by law or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began.

  Corporate Transaction. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the purchase period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation on the aggregate number of shares purchasable by all Participants.

  The Corporation shall use its best efforts to provide at least ten (10) days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

  Proration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed either (i) the number of shares then available for issuance under the Plan or (ii) the maximum number of shares purchasable by all Participants (and all participants in the International Plan) in the aggregate on that Purchase Date, then the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant (and each participant in the International Plan), to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

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  Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

  Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII.      ACCRUAL LIMITATIONS

  No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

  For purposes of applying such accrual limitations, the following provisions shall be in effect:

    The right to acquire Common Stock under each outstanding purchase right shall accrue on the Purchase Date in effect for the purchase period for which such right is granted.

    No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

  If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular purchase period, then the payroll deductions which the Participant made during that purchase period with respect to such purchase right shall be promptly refunded.

  In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

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IX.      EFFECTIVE DATE AND TERM OF THE PLAN

  The Plan was adopted by the Board on March 17, 1998 and approved by the Corporation’s stockholders at the 1998 Annual Meeting held on May 15, 1998. The Plan shall become effective on the Effective Date. However, no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

  The Plan was amended and restated on March 22, 1999 (the “1999 Restatement”) to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional Three Hundred Thousand (300,000) shares, and the 1999 Restatement was approved by the stockholders at the 1999 Annual Meeting. No purchase rights were granted, and no shares were issued, on the basis of the Three Hundred Thousand (300,000)-share increase authorized by the 1999 Restatement until such Restatement was approved by the stockholders at the 1999 Annual Meeting.

  The Plan was amended and restated on March 20, 2000 (the “2000 Restatement”) to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional Three Hundred Forty Thousand (340,000) shares. The share increase was approved by the stockholders at the 2000 Annual Meeting. No purchase rights were granted, and no shares were issued, on the basis of the Three Hundred Forty Thousand (340,000)-share increase authorized by the 2000 Restatement until the 2000 Restatement had been so approved by the stockholders.

  The Plan was amended and restated on February 28, 2001 (the “2001 Restatement”) to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional Three Hundred Thousand (300,000) shares, subject to stockholder approval at the 2001 Annual Meeting. No purchase rights shall be granted, and no shares shall be issued, on the basis of the Three Hundred Thousand (300,000)-share increase authorized by the 2001 Restatement unless and until the amendment to the Plan is approved by the stockholders at the 2001 Annual Meeting.

  Unless sooner terminated by the Board, the Plan shall terminate upon the earliest to occur of (i) the last business day in October 2008, (ii) the date on which all shares available for issuance under the Plan (and the International Plan) shall have been sold pursuant to purchase rights exercised under the Plan (and the International Plan) or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

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X.      AMENDMENT OF THE PLAN

The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any purchase period. However, the Board may not, without the approval of the Corporation’s stockholders, (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan, or (iii) modify the requirements for eligibility to participate in the Plan.

XI.      GENERAL PROVISIONS

  All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

  B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

  The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

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Schedule A

Corporations Participating in

Employee Stock Purchase Plan

As of October 1, 1998

FileNET Corporation, a Delaware corporation

APPENDIX

The following definitions shall be in effect under the Plan:

  Board shall mean the Corporation's Board of Directors.

  Cash Earnings shall mean the (i) base salary payable to a Participant by one or more Participating Companies during such individual’s period of participation in one or more purchase periods under the Plan plus (ii) all overtime payments, bonuses, commissions and other incentive-type payments received during such period. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant’s behalf by the Corporation or any Corporate Affiliate to any employee benefit or welfare plan now or hereafter established.

  Code shall mean the Internal Revenue Code of 1986, as amended.

  Common Stock shall mean the Corporation's common stock.

  Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

  Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

    a merger or consolidation in which securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

  Corporation shall mean FileNET Corporation, a Delaware corporation and any corporate successor to all or substantially all of the assets or voting stock of FileNET Corporation which shall by appropriate action adopt the Plan.

  Effective Date shall mean the October 1, 1998 effective date of the Plan.

  Eligible Employee shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected

  A-1

  to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

  Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

    If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as those prices are reported by the National Association of Securities Dealers on the Nasdaq National Market and published in The Wall Street Journal. If there are no selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

    If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as those prices are officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there are no selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

  International Plan shall mean the FileNET Corporation International Employee Stock Purchase Plan.

  1933 Act shall mean the Securities Act of 1933, as amended.

  Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

  Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Date are listed in attached Schedule A.

  Plan shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

  Plan Administrator shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

  Predecessor Plan shall mean the Corporation's 1988 Employee Stock Purchase Plan.

  Purchase Date shall mean the last business day of each purchase period. The initial Purchase Date shall be April 30, 1999.

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  Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

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Dear Stockholder:

Please fill out, sign and return your Proxy card promptly or use our telephone or Internet voting capabilities. Your vote is very important.

Thank you for your cooperation.

FileNET Corporation

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PROXY

FILENET CORPORATION

3565 Harbor Boulevard

Costa Mesa, CA 92626

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Sam Auriemma and Katharina Martinka as proxy holders, or either of them acting alone, each with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of FileNET Corporation (the "Company"), held of record by the undersigned on March 22, 2001 at the 2001 Annual Meeting of Stockholders to be held at 9:00 a.m., Pacific time, on May 16, 2001, at The Mondavi Center, 1570 Scenic Avenue, Costa Mesa, California 92626, and any adjournment thereof (the "Annual Meeting").

        ALL STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE (SEE REVERSE SIDE)

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Vote by Telephone                                                 Vote by Internet

It's fast, convenient, and immediate!                             It's fast, convenient, and your vote is
Call Toll-Free on a Touch-Tone Phone                              immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)

Follow these four easy steps:                                     Follow these four easy steps:

1.   Read the accompanying Proxy                                  1.   Read the accompanying Proxy
     Statement/Prospectus and Proxy Card.                              Statement/Prospectus and Proxy Card.

2.   Call the toll-free number.                                   2.   Go to the Website.
     1-877-PRX-VOTE (1-877-779-8683).                                  http://www.eproxyvote.com/file

3.   Enter your 14-digit Voter Control Number                     3.   Enter your 14-digit Voter Control Number
     located on your Proxy Card above your name.                       located on your Proxy Card above your name.

4.   Follow the recorded instructions.                            4.   Follow the instructions provided.

YOUR VOTE IS IMPORTANT!                                           YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                      Go to http://www.eproxyvote.com/file anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

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Please mark [X] votes as in this example.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the election to the Board of ALL the nominees listed below and FOR proposals 2, 3 and 4. In their discretion, the Proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

  Election of Directors

  Nominees: (01)L.George Klaus, (02)William P. Lyons, (03)Lee D. Roberts, (04)John C. Savage, (05)Roger S. Siboni, and (06)Theodore J. Smith

  FOR ALL NOMINEES [_]                       WITHHELD FROM ALL NOMINEES [_]

  [_] _______________________________________                    [_] MARK HERE FOR ADDRESS
  For all nominees except as noted above                                              CHANGE AND NOTE BELOW

  To approve an amendment to the Company’s 1995 Stock Option Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 1,400,000 shares.

  FOR [_]        AGAINST [_]        ABSTAIN [_]

  To approve an amendment to the Company’s 1998 Employee Stock Purchase Plan to increase the number of shares of Common Stock available for issuance thereunder by an additional 300,000 shares.

  FOR [_]        AGAINST [_]        ABSTAIN [_]

  To ratify the appointment of Deloitte & Touche LLP as the independent accountants of the Company for its year ending December 31, 2001.

  FOR [_]        AGAINST [_]        ABSTAIN [_]

To transact such other business as may properly come before the meeting.

        Please date this Proxy and sign it exactly as your name or names appear. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the president or other authorized officer. If shares are held by a partnership, please sign in full partnership name by an authorized person.

Signature: _____________________________________________ Date: _______________________

Signature: _____________________________________________ Date: _______________________

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